        As filed with the Securities and Exchange Commission on February 5, 2003
                                                      Registration No. 333-

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No.                 [_] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                       The Munder Framlington Funds Trust
               (Exact Name of Registrant as Specified in Charter)

                  480 Pierce Street, Birmingham, Michigan 48009
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (248) 647-9200

                             Stephen J. Shenkenberg
                            Munder Capital Management
                                480 Pierce Street
                              Birmingham, MI 48009
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Jane Kanter, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on March 7, 2003 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                       THE MUNDER FRAMLINGTON FUNDS TRUST

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

                                                                 Prospectus/Proxy
Form N-14 Item No.                                               Statement Caption
------------------                                               -----------------
Part A
------
Item 1.               Beginning of Registration Statement and    Cover Page
                      Outside Front Cover Page of Prospectus

Item 2.               Beginning and Outside Back Cover Page of   Cover Page
                      Prospectus

Item 3.               Fee Table, Synopsis Information and Risk   Summary
                      Factors

Item 4.               Information About the Transaction          Letter to Shareholders; Common Questions
                                                                 and Answers About the Proposed
                                                                 Reorganization; Summary; Reasons for the
                                                                 Reorganization; Information About the
                                                                 Reorganization

Item 5.               Information About the Registrant           Letter to Shareholders; Common Questions
                                                                 and Answers About the Proposed
                                                                 Reorganization; Summary; Comparison of
                                                                 Investment Objectives and Policies;
                                                                 Information About Management of the
                                                                 Bio(Tech)/2/ Fund and the Healthcare Fund;
                                                                 Additional Information About the
                                                                 Bio(Tech)/2/ Fund and the Healthcare Fund.

Item 6.               Information About the Company              Summary; Comparison of Investment
                      Being Acquired                             Objectives and Policies; Information about
                                                                 Management of the Bio(Tech)/2/ Fund and the
                                                                 Healthcare Fund; Additional Information About
                                                                 the Bio(Tech)/2/ Fund and the Healthcare
                                                                 Fund.

Item 7.               Voting Information                         Voting Information

Item 8.               Interest of Certain Persons and            Management's Discussion of Fund Performance
                      Experts                                    and Financial Highlights

Item 9.               Additional Information Required for        Not Applicable
                      Reoffering by Persons Deemed to be
                      Underwriters

Part B                                                           Statement of Additional
------                                                           Information Caption
                                                                 -------------------
Item 10.              Cover Page                                 Cover Page

Item 11.              Table of Contents                          Not Applicable

Item 12.              Additional Information About the           Statement of Additional Information of
                      Registrant                                 The Munder Funds dated October 31, 2002/1/

Item 13.              Additional Information About the           Statement of Additional Information of
                      Company Being Acquired                     The Munder Funds dated October 31, 2002/1/

Item 14.              Financial Statements                       Annual Report of The Munder Funds (Class
                                                                 A, B, C, II and Y shares) for fiscal year
                                                                 ended June 30, 2002/2/; Semi-Annual Report
                                                                 of The Munder Funds (Class A, B, C, II
                                                                 and Y shares)/3/ for the year ended
                                                                 December 31, 2002

                                                                 Annual Report of The Munder Funds (Class
                                                                 K shares) for fiscal year ended June 30,
                                                                 2002/4/; Semi-Annual Report of The Munder
                                                                 Funds (Class K shares)/5/ for the year
                                                                 ended December 31, 2002

Part C
------

Item 15.              Indemnification

Item 16.              Exhibits

Item 17.              Undertakings

     ----------------

/1/ Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A filed October 31, 2002 (File No. 333-15205).
/2/ Incorporated herein by reference to the Annual Report of the Registrant (Class A, B, C, II and Y shares) on Form N-30D filed August 28, 2002 (File No. 811-07897).
/3/ Incorporated herein by reference to the Semi-Annual Report of the Registrant (Class A, B, C, II and Y shares) on Form N-30D filed _____, 2003 (File No. 811-07897).
/4/ Incorporated herein by reference to the Annual Report of the Registrant (Class K shares) on Form N-30D filed August 28, 2002 (File No. 811-07897).
/5/ Incorporated herein by reference to the Semi-Annual Report of the Registrant (Class K shares) on Form N-30D filed _____, 2003 (File No. 811-07897).

                             THE MUNDER FUNDS, INC.

                            MUNDER BIO(TECH)/2/ FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 468-6337

            Special Meeting of Shareholders to be held April 16, 2003

Dear Shareholder:

Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE MUNDER BIO(TECH)/2/ FUND, a series of The Munder Funds, Inc. ("Company"), will be held on Wednesday, April 16, 2003, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, at 10:00 a.m., Eastern time ("Meeting").

At the Meeting, shareholders of the Munder Bio(Tech)/2/ Fund ("Bio(Tech)/2/ Fund") will be asked to vote to elect the Company's Board of Directors ("Board") and to consider a proposal that the Bio(Tech)/2/ Fund be reorganized. Specifically, the Board has proposed that the Fund be reorganized with and into the Munder Healthcare Fund ("Healthcare Fund"), a series of The Munder Framlington Funds Trust, to seek future economies of scale and to eliminate certain costs of running the Funds separately. If shareholders of the Bio(Tech)/2/ Fund approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the Bio(Tech)/2/ Fund will be exchanged for an equivalent dollar amount of shares of the Healthcare Fund on or about April 18, 2003 ("Reorganization"). The shares of the Healthcare Fund will then be transferred to the shareholders of the Bio(Tech)/2/ Fund in complete liquidation of the Bio(Tech)/2/ Fund. The proposed transaction is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

The Bio(Tech)/2/ Fund has a significant number of smaller shareholder accounts. It is therefore especially important that you vote on this matter to avoid the need for costly additional proxy solicitations to obtain a quorum.

The Board believes that shareholders of the Bio(Tech)/2/ Fund will benefit from the proposed Reorganization. The proposed Reorganization will enable shareholders of the Bio(Tech)/2/ Fund to experience higher asset levels in the combined Healthcare Fund, which will result in the fixed and relatively fixed costs associated with operating the Bio(Tech)/2/ Fund being spread over a larger asset base, thereby reducing per share expenses paid by Bio(Tech)/2/ Fund shareholders. Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials.

The Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement.

As a result of the Reorganization, the Bio(Tech)/2/ Fund would be combined with Healthcare Fund and, if you are a shareholder of Bio(Tech)/2/ Fund at the time of the Reorganization, you would become a shareholder of the Healthcare Fund, receiving shares of the Healthcare Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Bio(Tech)/2/ Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

The goal of both the Bio(Tech)/2/ Fund and the Healthcare Fund is to provide long-term capital appreciation. The Bio(Tech)/2/ Fund and the Healthcare Fund also have a common investment advisor (Munder Capital

Management), a common sub-advisor (Framlington Overseas Investment Management Limited), a common administrator (Munder Capital Management) and a common distributor (Funds Distributor, Inc.).

Shareholders of the Bio(Tech)/2/ Fund are being asked to vote for the election of eight nominees to serve as Directors for the Company. Votes cast by shareholders of the Bio(Tech)/2/ Fund will be counted with the votes cast by the shareholders of the other series of the Company. Shareholders of record, as of February ___, 2003, of each of the other series of the Company have been sent separate proxy materials containing the same information with respect to the election of Directors.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than April 16, 2003.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:                                            To vote by Internet:
----------------------------------------------------------------------------------------------------------------------------
(1) Read the Proxy Statement and have your Proxy card at        (1) Read the Proxy Statement and have your Proxy card at
    hand.                                                           hand.

(2) Call the 1-800 number that appears on your Proxy card.      (2) Go to the website, [_]

(3) Enter the control number set forth on the Proxy card and    (3) Enter the control number set forth on the Proxy card
    follow the simple instructions.                                 and follow the simple instructions.
----------------------------------------------------------------------------------------------------------------------------

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 1-800-468-6337.

                                                     Sincerely,

                                                     James C. Robinson


                                                     President
                                                     The Munder Funds, Inc.

                             THE MUNDER FUNDS, INC.

                            MUNDER BIO(TECH)/2/ FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 16, 2003

To the Shareholders of
Munder Bio(Tech)/2/ Fund
       of The Munder Funds, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Munder Bio(Tech)/2/ Fund ("Bio(Tech)/2/ Fund"), a series of The Munder Funds, Inc. ("Company"), will be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, on Wednesday, April 16, 2003, at 10:00 a.m., Eastern time, for the following purposes:

(1)  To elect Directors;

(2) To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Bio(Tech)/2/ Fund by the Munder Healthcare Fund ("Healthcare Fund"), a series of The Munder Framlington Funds Trust, in exchange for shares of the Healthcare Fund and the assumption of all liabilities of the Bio(Tech)/2/ Fund by the Healthcare Fund and (ii) the subsequent liquidation of the Bio(Tech)/2/ Fund; and

(3) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on February ___, 2003, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,


                                             Stephen J. Shenkenberg
                                             Secretary

March ___, 2003

                PROXY STATEMENT/PROSPECTUS DATED MARCH ___, 2003

                             THE MUNDER FUNDS, INC.

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 468-6337

                       Special Meeting of Shareholders of

                            Munder Bio(Tech)/2/ Fund

                            to be held April 16, 2003

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of the Munder Bio(Tech)/2/ Fund ("Bio(Tech)/2/ Fund"), a series of The Munder Funds, Inc. ("Company"), for a Special Meeting of Shareholders of the Bio(Tech)/2/ Fund ("Meeting"). The Meeting will be held on Wednesday, April 16, 2003, at 10:00 a.m., Eastern time, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.

At the Meeting, shareholders of the Bio(Tech)/2/ Fund will be asked to consider and act upon the following proposals:

     (1)  To elect Directors;

     (2) To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Bio(Tech)/2/ Fund by the Munder Healthcare Fund ("Healthcare Fund"), a series of The Munder Framlington Funds Trust ("Framlington"), in exchange for shares of the Healthcare Fund and the assumption of all liabilities of the Bio(Tech)/2/ Fund by the Healthcare Fund and (ii) the subsequent liquidation of the Bio(Tech)/2/ Fund; and

     (3) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of the Bio(Tech)/2/ Fund are being asked to vote for the election of eight nominees to serve as Directors for the Company. Votes cast by the shareholders of the Bio(Tech)/2/ Fund will be counted with the votes cast by the shareholders of the other series of the Company. Separate proxy materials, containing the same information with respect to the election of Directors, have been sent to the shareholders of record, as of February ___, 2003, of each of the other series of the Company.

In addition, this Proxy Statement/Prospectus is soliciting shareholders of the Bio(Tech)/2/ Fund to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the Bio(Tech)/2/ Fund to the Healthcare Fund in exchange for shares of the Healthcare Fund having an aggregate value equal to the net asset value of Bio(Tech)/2/ Fund and the assumption by the Healthcare Fund of all of the liabilities of the Bio(Tech)/2/ Fund ("Reorganization"). The Bio(Tech)/2/ Fund would then distribute to its shareholders the portion of the shares of the Healthcare Fund to which each such shareholder is entitled. This would result in the liquidation of the Bio(Tech)/2/ Fund.

Under the proposed Reorganization Agreement, each shareholder of the Bio(Tech)/2/ Fund would be entitled to receive shares of the Healthcare Fund having an aggregate value equal to the aggregate net asset value of the shares of the Bio(Tech)/2/ Fund held by that shareholder, as of the close of business on the business day of the closing of the

Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Bio(Tech)/2/ Fund are being asked to approve a transaction that will result in their holding shares of the Healthcare Fund, this Proxy Statement also serves as a Prospectus for the Healthcare Fund.

If the Reorganization Agreement is approved by shareholders of the Bio(Tech)/2/ Fund, holders of Class A shares of the Bio(Tech)/2/ Fund will receive Class A shares of the Healthcare Fund, and no sales charge will be imposed on the Class A shares of the Healthcare Fund received by Bio(Tech)/2/ Fund shareholders. Holders of Class B, Class II, Class K and Class Y shares of the Bio(Tech)/2/ Fund will receive Class B, Class C, Class K and Class Y shares, respectively, of the Healthcare Fund. Subsequent to the Reorganization, any contingent deferred sales charge ("CDSC") that applied to a shareholder's Class B or Class II shares of the Bio(Tech)/2/ Fund at the time of Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or Class II shares of the Bio(Tech)/2/ Fund will be included in the holding period.

This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization--Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Bio(Tech)/2/ Fund is a diversified series of the Company. The Bio(Tech)/2/ Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Bio(Tech)/2/ Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

     - product companies--companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

     - platform companies--companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceutical or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

     - enabling companies--companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal circumstances, the Bio(Tech)/2/ Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. This investment strategy may not be changed without 60 days' prior notice to shareholders.

The Healthcare Fund is a diversified series of Framlington. The Healthcare Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Healthcare Fund will invest in:

     -    drug and drug delivery companies;

     -    biotechnology firms;

     -    medical device and instrument manufacturers; and

     - healthcare service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Healthcare Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technological activities. This investment strategy may not be changed without 60 days' prior written notice to shareholders.

The Healthcare Fund's investments may include foreign securities of companies located in countries with mature markets.

While the investment objectives and policies of the Bio(Tech)/2/ Fund and the Healthcare Fund are compatible, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Proxy Statement/Prospectus.

MCM serves as investment advisor for the Bio(Tech)/2/ Fund and the Healthcare Fund. Framlington Overseas Investment Management Limited ("Sub-Advisor"), an affiliate of MCM, is the sub-advisor for the Bio(Tech)/2/ Fund and the Healthcare Fund. MCM and Framlington are described in more detail under "Information About Management of the Bio(Tech)/2/ Fund and the Healthcare Fund."

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Healthcare Fund that a prospective investor should know before investing. A Statement of Additional Information dated March ____, 2003 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization and any subsequent shareholder reports, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be mailed one free of charge.

The following documents have been filed with the Securities and Exchange Commission ("SEC"): (i) the Prospectus of the Bio(Tech)/2/ Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002, as supplemented on February ___, 2003; (ii) the Prospectus of the Healthcare Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002, as supplemented on February __, 2003; (iii) the Prospectus for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated October 31, 2002, as supplemented on February __, 2003; (iv) the Statement of Additional Information for the Bio(Tech)/2/ Fund and the Healthcare Fund dated October 31, 2002; (v) the Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class A, Class B, Class II and Class Y shares) dated June 30, 2002; (vi) the Semi-Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class A, Class B, Class II and Class Y shares) dated December 31, 2002; (vii) the Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated June 30, 2002; and (viii) the Semi-Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Bio(Tech)/2/ Fund or the Healthcare Fund at the telephone number or by writing to the Funds at the address listed for the Funds on the cover page of this Proxy Statement/Prospectus.

Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
PROPOSAL 1 ..................................................................................

     Common Questions and Answers About the Election of Directors ...........................
     Additional Information Regarding the Directors and Officers of the Company .............

PROPOSAL 2 ..................................................................................

    Common Questions and Answers About the Proposed Reorganization ..........................
    Summary .................................................................................
    Reasons for the Reorganization ..........................................................
    Information About the Reorganization ....................................................
    Comparison of Investment Objectives and Policies ........................................
    Management's Discussion of Fund Performance and Financial Highlights ....................
    How to Purchase, Sell and Exchange Shares ...............................................
    Information About Management of the Bio(Tech)/2/ Fund and the Healthcare Fund ...........
    Comparison of Munder Series Trust, Framlington and the Company ..........................
    Additional Information About the Bio(Tech)/2/ Fund and the Healthcare Fund ..............
    Other Business ..........................................................................
    Voting Information ......................................................................
    Legal Matters ...........................................................................
    Exhibit A: Agreement and Plan of Reorganization .........................................  A-1

                       ----------------------------------

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

                       ----------------------------------

                          COMMON QUESTIONS AND ANSWERS
                         ABOUT THE ELECTION OF DIRECTORS

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect a Board of Directors for the Company. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the eight nominees listed below ("Nominees"). All Nominees named below except [insert name of nominee] are currently Directors of the Company and each has served in that capacity since originally elected or appointed.

Who are the Nominees to the Board?

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Director is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means the series of St. Clair Funds, Inc. ("St. Clair"), The Munder Framlington Funds Trust ("Framlington"), the Company, The Munder Funds Trust ("Trust") and The Munder @Vantage Fund ("@Vantage").

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund
                            Position(s)     Term of Office       Principal Occupation(s)       Complex*          Other
                              with the      and Length of                 During             Overseen by     Directorships
Name, Address and Age         Company        Time Served               Past 5 Years            Nominee      Held by Nominee
----------------------------------------------------------------------------------------------------------------------------
Independent Nominees

Charles W. Elliott         Director and    Indefinite**      Consultant, self-employed            35              None
c/o The Munder Funds       Chairman        Since 2/95        (since July 1995); Trustee of
480 Pierce Street                                            @Vantage (since August 2000);
Suite 300                                                    Trustee of Munder Series
Birmingham, MI 48009                                         Trust (since February 2003);
Age: 71                                                      Director of St. Clair (since
                                                             February 2004); Trustee of
                                                             the Trust (since November
                                                             1989); Trustee of Framlington
                                                             (since November 1996).



John Rakolta, Jr.          Director and    Indefinite**      Chairman and Chief Executive         35             None
c/o The Munder Funds       Vice Chairman   Since 2/93        Officer, Walbridge Aldinger
480 Pierce Street                                            Company (construction
Suite 300                                                    company) (since 1991);
Birmingham, MI 48009                                         Trustee of @Vantage (since
Age: 55                                                      August 2000); Trustee of
                                                             Munder Series Trust (since
                                                             February 2003); Trustee of
                                                             the Trust (since April 1995);
                                                             Trustee of Framlington (since
                                                             November 1996); Director of
                                                             St. Clair (since April 1995).

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                            Position(s)     Term of Office       Principal Occupation(s)         Complex*          Other
                              with the      and Length of                 During               Overseen by     Directorships
Name, Address and Age         Company        Time Served               Past 5 Years              Nominee      Held by Nominee
------------------------------------------------------------------------------------------------------------------------------
David J. Brophy            Director        Indefinite**      Professor of Finance,                 35        DirectPlacement,
1025 Martin Place                          Since 5/93        University of                                   Inc. (financial
Ann Arbor, MI 48104                                          Michigan-Business School                        technology
Age: 66                                                      (since August 1966); Trustee                    company) (since
                                                             of @Vantage (since August                       February 2002).
                                                             2000); Trustee of Munder
                                                             Series Trust (since February
                                                             2003); Trustee of the Trust
                                                             (since April 1995); Trustee
                                                             of Framlington (since
                                                             November 1996); Director of
                                                             St. Clair (since April 1995).

Dr. Joseph E. Champagne    Director        Indefinite**      Vice President, Macomb                35              None
c/o The Munder Funds                       Since 2/95        College (since 2001); Dean,
480 Pierce Street                                            Macomb College (since
Suite 300                                                    September 1997); Trustee of
Birmingham, MI 48009                                         @Vantage (since August 2000);
Age: 64                                                      Trustee of Munder Series
                                                             Trust (since February 2003);
                                                             Trustee of the Trust (since
                                                             November 1989); Trustee of
                                                             Framlington (since November
                                                             1996); Director of St. Clair
                                                             (since February 1994).

Thomas D. Eckert           Director        Indefinite**      Director, President and Chief         35              None
c/o The Munder Funds                       Since 2/93        Executive Officer, Capital
480 Pierce Street                                            Automotive REIT (real estate
Suite 300                                                    investment trust specializing
Birmingham, MI 48009                                         in retail automotive
Age: 55                                                      properties) (since October
                                                             1997); Trustee of @Vantage
                                                             (since August 2000); Trustee
                                                             of Munder Series Trust (since
                                                             February 2003);Trustee of the
                                                             Trust (since April 1995);
                                                             Trustee of Framlington (since
                                                             November 1996); Director of
                                                             St. Clair (since April 1995).

Dr. Arthur T. Porter       Director        Indefinite**      President and Chief Executive         35              None
3990 John R.                               Since 2/01        Officer of the Detroit
Detroit, MI 48201                                            Medical Center (since March
Age: 46                                                      1999); Professor with Tenure
                                                             and Chairman of Radiation
                                                             Oncology of Wayne State
                                                             University School of Medicine
                                                             (March 1991 to March 1999);
                                                             Trustee of @Vantage (since
                                                             August 2000); Trustee of
                                                             Munder Series Trust (since
                                                             February 2003);Trustee of the
                                                             Trust (since February 2001);
                                                             Trustee of Framlington (since
                                                             February 2001); Director of
                                                             St. Clair (since February
                                                             2001).

                                                                                                   Number of
                                                                                                  Portfolios in
                                                                                                     Fund
                            Position(s)     Term of Office     Principal Occupation(s)              Complex*           Other
Name, Address and            with the       and Length of             During                       Overseen          Directorships
Age                          Company        Time Served             Past 5 Years                   by Nominee       Held by Nominee
------------------------------------------------------------------------------------------------------------------------------------
[insert name of nominee]   N/A             N/A               [To be added.]                          35         [To be added]
c/o The Munder Funds
480 Pierce Street
Suite 300
Birmingham, MI 48009
Age:  ___

Interested Nominees

Michael T. Monahan+        Director        Indefinite**      President of Monahan Enterprises,       35       CMS Energy
3707 West Maple Rd.                        Since 8/00        LLC (consulting company) (since                  Corporation (energy
Suite 102                                                    June 1999); Chairman of Munder                   company) (since
Bloomington Hills, MI                                        Capital Management (investment                   December 2002);
48301                                                        advisor) (October 1999 to                        Guilford Mills, Inc.
Age: 64                                                      December 2000); Chairman and                     (supplier of
                                                             Chief Executive Officer of Munder                automotive textile
                                                             Capital Management (October                      products) (since
                                                             1999 to December 1999); President                October 2002).
                                                             of Comerica Incorporated (bank
                                                             holding company) (June 1992
                                                             to June 1999); Trustee of @Vantage
                                                             (since August 2000); Trustee of
                                                             Munder Series Trust (since
                                                             February 2003); Trustee of the
                                                             Trust (since August 2000); Trustee
                                                             of Framlington (since August
                                                             2000); Director of St. Clair (since
                                                             August 2000).

-------------------
* The newly-created Munder Series Trust consists of 31 "shell" portfolios, as of the date of this Proxy Statement/Prospectus. These portfolios were formed in anticipation of the reorganizations and redomiciliations discussed in Proposal 2. As a result, the series of Munder Series Trust have not been included in the totals in this column.

** The Director may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of the Company, a Director shall retire as a Director at the end of the calendar year in which he or she attains the age of 72 years.

+ Mr. Monahan is an "interested nominee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc., the indirect parent company of MCM, the Funds' investment advisor.


How will my vote on Proposal 1 be counted?

On February 11, 2003, the Board determined that shareholders of each series of the Company should be asked to elect the Nominees as Directors of the Company. The Board selected February ___, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at special meetings of shareholders of each series to be held for the purpose of electing Directors. Separate proxy materials containing the same information with respect to the election of directors have been sent to the shareholders of each of the other series of the Company. Election of the Directors of the Company will require a plurality of the votes cast at the meeting by shareholders of all of the series of the Company voting together. In other words, votes cast by the shareholders of the Bio(Tech)/2/ Fund will be counted with the votes cast by all of the other series of the Company with respect to the election of the Directors of the Company.

                        ADDITIONAL INFORMATION REGARDING
                    THE DIRECTORS AND OFFICERS OF THE COMPANY

Executive Officers

Officers of the Company are elected annually by the Board of Directors to oversee the day to day activities of each series of the Company, including the Bio(Tech)/2/ Fund. The Board of Directors has elected officers for the Company. Information about the executive officers of the Company, including their business addresses, ages and principal occupations during the past five years are set forth in the table below.

                            Position(s)        Term of Office and
                            with the           Length of Time
Name, Address and Age       Company            Served                Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
James C. Robinson           President and      through 2/04          Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street           Principal          Since 5/00            Management (investment advisor) (January 2000 to present);
Suite 300                   Executive Officer                        Chief Investment Officer/Fixed Income of Munder Capital
Birmingham, MI 48009                                                 Management (January 1990 to January 2000).  Vice President
Age 41                                                               of @Vantage (since August 2000), Munder Series Trust
                                                                     (since February 2003), St. Clair (since May 2000),
                                                                     Framlington (since May 2000), Trust (since May 2000).

Stephen J. Shenkenberg      Vice President     through 2/04          General Counsel to Munder Capital Management (investment
480 Pierce Street           and Secretary      Since 8/00            advisor) (July 2000 to present); Deputy General Counsel of
Suite 300                                                            Strong Capital Management, Inc. (investment advisor)
Birmingham, MI 48009                                                 (November 1996 to July 2000). Vice President of @Vantage
Age 44                                                               (since August 2000), Munder Series Trust (since February
                                                                     2003), St. Clair (since August 2000), Framlington (since
                                                                     August 2000), Trust (since August 2000).

Elyse G. Essick             Vice President     through 2/04          Chief Marketing Officer of Munder Capital Management
480 Pierce Street                              Since 4/95            (investment advisor) (September 1988 to present).  Vice
Suite 300                                                            President of @Vantage (since August 2000) and Munder
Birmingham, MI 48009                                                 Series Trust (since February 2003), St. Clair (since April
Age 44                                                               1995), Framlington  (since November 1996), Trust (since
                                                                     April 1995).

Peter K. Hoglund            Vice President     through 2/04          Chief Administration Officer of Munder Capital Management
480 Pierce Street           and Principal      Since 2/01            (investment advisor) (May 2000 to present); Associate of
Suite 300                   Financial Officer                        Heartland Industrial Partners (a private equity group)
Birmingham, MI 48009                                                 (October 1999 to May 2000); Sr.  Portfolio Manager of
Age 36                                                               Munder Capital Management (January 1995 to October 1999).
                                                                     Vice President of @Vantage (since August 2000) and Munder
                                                                     Series Trust (since February 2003), St. Clair (since
                                                                     February 2001), Framlington (since February 2001), Trust
                                                                     (since February 2001).

Cherie Ugorowski            Treasurer and      through 2/04          Controller of Munder Capital Management (investment
480 Pierce Street           Principal          Since 8/01            advisor) (June 2001 to present); Corporate Accounting
Suite 300                   Accounting                               Manager, DaimlerChrysler Corporation (automotive
Birmingham, MI 48009        Officer                                  manufacturer) (September 1999 to June 2001); Manager,
Age 34                                                               Audit and Business Advisory Practice, Arthur Andersen LLP
                                                                     (September 1990 to September 1999). Treasurer of @Vantage
                                                                     (since August 2000) and Munder Series Trust (since February
                                                                     2003), St. Clair (since August 2001), Framlington (since
                                                                     August 2001), Trust (since August 2001).

Ownership of Bio(Tech)/2/ Fund Shares

As of the Record Date, the Nominees, Directors and officers of the Company beneficially owned, as a group, less than 1% of the outstanding shares of the Bio(Tech)/2/ Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Bio(Tech)/2/ Fund and of all registered investment companies in the same family of investment companies as of December 31, 2002. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                              Aggregate Dollar Range of Equity
                                              Dollar Range of Equity       Securities in All Registered Investment
                                                 Securities in the             Companies Overseen by Director
                                                  Bio(Tech)/2/ Fund         in the Family of Investment Companies
      ------------------------------------------------------------------------------------------------------------
      Independent Nominees
      Charles W. Elliott                               None                             Over $100,000
      John Rakolta, Jr.                                None                             Over $100,000
      David J. Brophy                                  None                            $10,001-$50,000
      Joseph E. Champagne                              None                            $10,001-$50,000
      Thomas D. Eckert                                 None                            $50,001-$100,000
      Arthur T. Porter                                 None                                 None
      [Additional Nominee]                              [ ]                                  [ ]
      Interested Nominee
      Michael T. Monahan                               None                             Over $100,000

During the fiscal year ended June 30, 2002, the Board of Directors, which was then composed of one interested Director and six Independent Directors, met five times. It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings.

Material Relationships of Non-Interested Directors

Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.

Compensation

Directors of the Company who are not employees of MCM or any of its affiliates receive an aggregate annual retainer from St. Clair, Framlington, the Company and the Trust for service on those organizations' respective Boards of $68,000 ($90,000 for the Chairman) and receive an annual retainer of $4,000 for serving on the Board of @Vantage. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The following table summarizes the compensation paid to the Directors of the Company, including committee fees, for the twelve-month period ended December 31, 2002.

---------------------------------------------------------------------------------------------------------------------
                                  Aggregate
                                 Compensation       Pension or Retirement      Estimated Annual   Total Compensation
                                from the Company     Benefits Accrued as        Benefits upon      from Fund Complex
Name of Trustee                  (12 funds) (1)     Part of Fund Expenses         Retirement       Paid to Directors
---------------------------------------------------------------------------------------------------------------------
Charles W. Elliott                     $31,123              None                    None                  $94,000
---------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.                      $24,624              None                    None                  $75,000
---------------------------------------------------------------------------------------------------------------------
David J. Brophy                        $23,583              None                    None                  $72,000
---------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne                    $24,624              None                    None                  $75,000
---------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert                       $24,624              None                    None                  $75,000
---------------------------------------------------------------------------------------------------------------------
Michael T. Monahan                     $23,583              None                    None                  $72,000
---------------------------------------------------------------------------------------------------------------------
Arthur T. Porter                       $23,583              None                    None                  $72,000
---------------------------------------------------------------------------------------------------------------------

(1) For the twelve month period ended December 31, 2002, Messrs. Mr. Elliott, Mr. Eckert and Dr. Porter each deferred a portion of his compensation from the Company pursuant to the deferred compensation plan described below. The total compensation from the Company deferred by the Directors was $94,000 for Mr. Elliott, $75,000 for Mr. Eckert and $72,000 for Dr. Porter.

The Boards of Directors/Trustees of St. Clair, Framlington, the Company, the Trust and @Vantage adopted a deferred compensation plan ("Plan") on August 14, 2001. The Plan permits each director/trustee who receives compensation from the series of St. Clair, Framlington, the Company, the Trust and @Vantage to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each Director/Trustee had 30 days to elect to defer fees earned from the series of St. Clair, Framlington, the Company, the Trust and @Vantage for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Director/Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the series of St. Clair, Framlington, the Company, the Trust and @Vantage selected by the deferring Director/Trustee. These amounts will not, however, actually be invested in shares of the series of St. Clair, Framlington, the Company, the Trust and @Vantage and the obligations of St. Clair, Framlington, the Company, the Trust and @Vantage to make payments under the Plan will be unsecured general obligations of the series of St. Clair, Framlington, the Company, the Trust and @Vantage payable out of the general assets and property of the series of St. Clair, Framlington, the Company, the Trust and @Vantage. A Director/Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or
(2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Director/Trustee (up to 10 years). If a Director/Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The Munder Series Trust will assume the liabilities of the Healthcare Fund existing under the Plan at the effective time of the reorganization and redomiciliation of the Healthcare Fund as a series of Munder Series Trust, in the event that the shareholders of that Fund approve the reorganization and redomiciliation. In addition, Munder Series Trust has adopted a deferred compensation plan that is substantially similar to the Plan in all material respects and that will be effective at the time of the reorganization and redomiciliation of the Healthcare Fund as a series of Munder Series Trust, in the event that shareholders of that Fund approve the reorganization and redomiciliation.

Standing Committees

The Company has a standing Audit Committee presently consisting of Messrs. Eckert, Brophy, Porter and Rakolta. All are members of the Board and are not considered to be "interested persons" of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The principal functions of the Company's Audit Committee is to recommend to the Board the appointment of the Company's independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year ended June 30, 2002, the Company's Audit Committee met two times.

The Company has a Nominating Committee. The Nominating Committee presently consists of Messrs. Brophy, Champagne, Eckert and Rakolta. The function of the Nominating Committee is to recommend candidates for election to the Board as independent board members. The Committee will not consider nominees recommended by stockholders. During the last fiscal year ended June 30, 2002, the Company's Nominating Committee met [____] times.

The Company has a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Messrs. Champagne, Monahan and Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding director compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with the Company's management to review the ongoing adherence by the Company to its compliance guidelines and review reports and other information concerning the status of the Company's compliance with applicable regulatory requirements and valuation procedures. During the last fiscal year ended June 30, 2002, the Company's Board Process and Compliance Oversight Committee met four times.

The Nominees for Directors must be approved by a plurality of the votes cast by shareholders of all the series of the Company (including the Bio(Tech)/2/ Fund) in person or by proxy at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                       ----------------------------------

                                 Proposal No. 2

              APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                       ----------------------------------

                          COMMON QUESTIONS AND ANSWERS
                        ABOUT THE PROPOSED REORGANIZATION

Q.   How will the Reorganization affect me?

A. The assets of the Bio(Tech)/2/ Fund will be combined with those of the Healthcare Fund and you will become a shareholder of the Healthcare Fund. Following the Reorganization, you will receive shares of the Healthcare Fund that are equal in value to the shares of the Bio(Tech)/2/ Fund that you held immediately prior to the closing of the Reorganization. (Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Bio(Tech)/2/ Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the Healthcare Fund.)

     While you are being asked to consider the Reorganization, shareholders of the Healthcare Fund are simultaneously being asked to consider (i) the reorganization and redomiciliation of the Healthcare Fund as a series of Munder Series Trust ("MST"), a newly-created Delaware statutory trust, and
     (ii) changes to the fundamental investment restrictions of the Healthcare Fund. If shareholders of the Healthcare Fund approve the reorganization and redomiciliation, and shareholders of the Bio(Tech)/2/ Fund approve the Reorganization, immediately following the closing of the Reorganization, the Healthcare Fund will be reorganized and redomiciled as a series of MST. Thus, you will be a shareholder of the Healthcare Fund series of MST following the Reorganization. If, on the other hand, shareholders of the Bio(Tech)/2/ Fund approve the Reorganization, but shareholders of the Healthcare

     Fund do not approve the reorganization and redomiciliation of that Fund, following the Reorganization you will be a shareholder of the Healthcare Fund series of the Company. The reorganization and redomiciliation is described further below.

     Similarly, while the Bio(Tech)/2/ Fund and the Healthcare Fund currently have substantially similar fundamental investment restrictions, to the extent shareholders of the Healthcare Fund approve changes to the fundamental investment restrictions of that Fund, the fundamental investment restrictions of the Healthcare Fund will vary from the fundamental investment restrictions of the Bio(Tech)/2/ Fund. These potential differences are described further below.

Q.   Why is the Reorganization being recommended?

A. The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating the Bio(Tech)/2/ Fund and the Healthcare Fund separately. We believe the Reorganization will benefit shareholders of the Bio(Tech)/2/ Fund without materially impacting shareholders of the Healthcare Fund.

     As a result of declining assets and disappointing performance, expense ratios for the Bio(Tech)/2/ Fund are increasing. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Bio(Tech)/2/ Fund's expenses are expected to increase further. The expense ratios of the Healthcare Fund have also increased over the last year due to declining assets and disappointing performance. However, we expect that the expense ratios of the Healthcare Fund will not increase as a result of the Reorganization. In addition, we expect that the Reorganization will promote greater efficiency in the operations of the Healthcare Fund and, over the long-term, result in the reduction of certain costs and expenses of the Healthcare Fund.

     We also believe that the Bio(Tech)/2/ Fund and the Healthcare Fund have compatible investment objectives and policies, as described in detail below. The Reorganization will result in combining the assets of these two Funds and consolidating their operations.

     Combining the assets of the Funds is intended to provide various benefits to shareholders of the Bio(Tech)/2/ Fund who become shareholders of the Healthcare Fund (as well as to existing and future investors of the Healthcare Fund). For example, the proposed Reorganization will enable shareholders of the Bio(Tech)/2/ Fund to experience higher asset levels in the combined Healthcare Fund, which will result in the fixed and relatively fixed costs associated with operating the Bio(Tech)/2/ Fund, such as transfer agency, accounting and printing expenses, being spread over a larger asset base, thereby reducing per share expenses paid by Bio(Tech)/2/ Fund shareholders. (See also the next question regarding operating expenses of the Funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.

Q. How do the fees paid by the Healthcare Fund compare to those payable by the Bio(Tech)/2/ Fund?

A. The total per share operating expenses of the Healthcare Fund are lower than those of the Bio(Tech)/2/ Fund. Pro forma fee and expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of your shares of the Bio(Tech)/2/ Fund will be exchanged for shares of the indicated class of the Healthcare Fund without any sales load, commission or other transactional fee being imposed. MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization. However, the

     Bio(Tech)/2/ Fund will bear the portion of the costs of this proxy solicitation associated with the solicitation of shareholder approval of Proposal 1.

Q. Who will serve as investment advisor and provide other services to the Healthcare Fund?

A. The Healthcare Fund has the same investment advisor (MCM), the same investment sub-advisor (Framlington Overseas Investment Management Limited, an affiliate of MCM ("Sub-Advisor")), the same administrator (MCM), and the same distributor (Funds Distributor, Inc.) as the Bio(Tech)/2/ Fund. A team of professional portfolio managers employed by the Sub-Advisor makes investment decisions for the Bio(Tech)/2/ Fund. The same team of professional portfolio managers employed by the Sub-Advisor makes investment decisions for the Healthcare Fund.

Q. Will I have to pay any Federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Bio(Tech)/2/ Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts.

Q. Will I continue to be able to exchange my shares for shares of other funds of the Munder family of mutual funds?

A. Yes. Holders of Class A, Class B, Class C, Class K and Class Y shares of the Healthcare Fund may, either before or after the Reorganization, exchange their shares for shares of the same class of other funds of the Company, the Trust and Framlington ("Munder Funds"), subject to certain restrictions described in the prospectus of each Munder Fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

Q.   What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement is not approved by shareholders, the Bio(Tech)/2/ Fund will be liquidated as soon as is practicable following the Meeting. Any shares of the Bio(Tech)/2/ Fund outstanding on the date of the liquidation will be automatically redeemed by the Company on that date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Bio(Tech)/2/ Fund have been paid or provided for. In the event of a liquidation, the Class A and the Class II shareholders of the Bio(Tech)/2/ Fund who receive proceeds in the liquidation will not be entitled to receive a refund of any front-end sales load they paid when they purchased their shares. Any contingent deferred sales charges that would otherwise be charged upon the redemption of Class B and Class II shares of the Bio(Tech)/2/ Fund will be imposed if Class B and Class II shareholders are redeemed as a result of the liquidation.

                                     SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Proposed Reorganization

At a meeting on February 11, 2003, the Board approved the Reorganization Agreement. Subject to the approval of the shareholders of the Bio(Tech)/2/ Fund, the Reorganization Agreement provides for:

     - the transfer of all of the assets of the Bio(Tech)/2/ Fund to the Healthcare Fund in exchange for shares of the Healthcare Fund having an aggregate value equal to the assets and liabilities of the Bio(Tech)/2/ Fund and the assumption by the Healthcare Fund of all of the liabilities of the Bio(Tech)/2/ Fund;

     - the distribution to each of the shareholders of the Bio(Tech)/2/ Fund of shares of the Healthcare Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Bio(Tech)/2/ Fund held by that shareholder; and

     -    the complete liquidation of the Bio(Tech)/2/ Fund.

The Reorganization is scheduled to be effective upon the close of business on Friday, April 18, 2003, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Bio(Tech)/2/ Fund will become the owner of the number of full and fractional shares of the Healthcare Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Bio(Tech)/2/ Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Bio(Tech)/2/ Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the Healthcare Fund. See "Information About the Reorganization" below.

For the reasons set forth below under "Reasons for the Reorganization," the Board, including all of the Independent Directors, has concluded that the Reorganization would be in the best interests of the shareholders of the Bio(Tech)/2/ Fund and that the interests of the Bio(Tech)/2/ Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Bio(Tech)/2/ Fund. The Board recommends that you vote "FOR" the proposed Reorganization Agreement effecting the Reorganization. The Board of Trustees of Framlington has also approved the Reorganization on behalf of the Healthcare Fund.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Bio(Tech)/2/ Fund with all classes voting together and not by class. See "Voting Information."

Effect of Proposed Reorganization and Redomiciliation of the Healthcare Fund

At a meeting on February 11, 2003, the Board approved an Agreement and Plan of Reorganization and Redomiciliation with respect to the Healthcare Fund ("Redomiciliation Agreement"). If shareholders of the Healthcare Fund approve the Redomiciliation Agreement, all of the assets of the Healthcare Fund will be exchanged for a number of shares of a corresponding series ("New Fund") of the Munder Series Trust, a newly-created Delaware statutory trust, representing the same aggregate net asset value. If shareholders approve the Redomiciliation Agreement, it is expected that the transfer would occur on or about April ___, 2003.

If shareholders of the Bio(Tech)/2/ Fund approve the Reorganization Agreement, and the shareholders of the Healthcare Fund approve the Redomiciliation Agreement, shareholders of the Bio(Tech)/2/ Fund will become shareholders of the New Fund shortly after the closing of the Reorganization. On the other hand, if shareholders of the Bio(Tech)/2/ Fund approve the Reorganization Agreement, but the shareholders of the Healthcare Fund do not approve the Redomiciliation Agreement, shareholders of the Bio(Tech)/2/ Fund will become shareholders of the Healthcare Fund upon the closing of the Reorganization.

Unless otherwise specifically noted, the New Fund will be identical to the Healthcare Fund.

Investment Objectives, Policies and Restrictions

The Bio(Tech)/2/ Fund and the Healthcare Fund have compatible investment objectives, policies and restrictions. The goal of both the Bio(Tech)/2/ Fund and the Healthcare Fund is to provide long-term capital appreciation. The investment objective of both the Bio(Tech)/2/ Fund and Healthcare Fund may be changed by the Board without shareholder approval; however, shareholders would be notified of any such change. Although the respective investment objectives of the Bio(Tech)/2/ Fund and the Healthcare Fund are identical, shareholders should consider certain differences in the investment policies of, and portfolio securities held by, each Fund.

The Bio(Tech)/2/ Fund is a diversified series of the Company. The Bio(Tech)/2/ Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services. Although the Bio(Tech)/2/ Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Bio(Tech)/2/ Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

     - product companies--companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

     - platform companies--companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceutical or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

     - enabling companies--companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal circumstances, the Bio(Tech)/2/ Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. This investment strategy may not be changed without 60 days' prior notice to shareholders.

There is no limit on the market capitalization of the companies in which the Bio(Tech)/2/ Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Bio(Tech)/2/ Fund or what impact, if any, they will have on the Fund's performance.

The Healthcare Fund is a diversified series of Framlington. The Healthcare Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Healthcare Fund will invest in:

     -    drug and drug delivery companies;

     -    biotechnology firms;

     -    medical device and instrument manufacturers; and

     - healthcare service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Healthcare Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technological activities. This investment strategy may not be changed without 60 days' prior written notice to shareholders.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of the individual companies before considering the impact of economic trends. The sub-advisor evaluates companies based on number of factors, including:

     -    growth prospects;

     -    intellectual property base and scientific grounding; and

     -    strength of management.

The Healthcare Fund's investments may include foreign securities of companies located in countries with mature markets.

As part of its principal investment strategies, the Bio(Tech)/2/ Fund may invest in small companies and may invest without limit in IPOs. Although investment in small companies and IPOs are not principal investment strategies of the Healthcare Fund, the Healthcare Fund may make such investments. See "Comparison of Investment Objectives and Policies" below.

Performance of the Bio(Tech)/2/ Fund and the Healthcare Fund

The bar charts and table that follow provide some indication of the risk of an investment in each Fund. The bar charts show each Fund's performance for each full calendar year since its inception. The table shows how each Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of certain broad based securities market indices and other selected indices.

The annual returns in the bar charts are for the Funds' Class Y shares. Performance for Class A, Class B, Class C, Class II and Class K shares of each Fund, net of applicable sales charges, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes.

When you consider this information, please remember that each Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bio(Tech)/2/ Fund Class Y

Total Return (%)
(per calendar year)

                            [BAR CHART APPEARS HERE]

 2001            2002

(21.97)

Best quarter:  [____% (quarter ended __________)]

Worst quarter:  [____% (quarter ended __________)]

Healthcare Fund Class Y

Total Return (%)
(per calendar year)

                            [BAR CHART APPEARS HERE]

1997      1998        1999         2000        2001          2002

16.4      1.26        39.13        87.03       (21.21)

Best quarter:  [____% (quarter ended __________)]

Worst quarter:  [____% (quarter ended __________)]

The table below shows what the average annual total returns for the Bio(Tech)/2/ Fund would have been for certain periods compared to the Russell 2000 Index and the NASDAQ Biotechnology Index and what the average annual total returns for the Healthcare Fund would have been for certain periods compared to the Morgan Stanley Capital International (MSCI) World Index and Russell 2000 Healthcare Index. Each index is unmanaged and is not subject to fees and expenses typically associated with the management of investment company portfolios. Investments cannot be made directly in either index. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

                                                       Average Annual Returns
                                                (for periods ended December 31, 2002)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Since
                                                                                           1 Year   5 Years  Inception/(1)/
                                                                                             %         %           %
-----------------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund
-----------------------------------------------------------------------------------------------------------------------------
  Class Y
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                              --
-----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                              --
-----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares                                      --
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     NASDAQ Biotechnology Index/(2)/ (reflects no deductions of fees, expenses or taxes)              --
-----------------------------------------------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                              --
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     NASDAQ Biotechnology Index/(2)/ (reflects no deductions of fees, expenses or taxes)              --
-----------------------------------------------------------------------------------------------------------------------------
  Class B
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                              --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Since
                                                                                           1 Year   5 Years  Inception/(1)/
                                                                                             %         %           %
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     NASDAQ Biotechnology Index/(2)/ (reflects no deductions of fees, expenses or taxes)               --
-----------------------------------------------------------------------------------------------------------------------------
  Class II
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                               --
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     NASDAQ Biotechnology Index/(2)/ (reflects no deductions of fees, expenses or taxes)               --
-----------------------------------------------------------------------------------------------------------------------------
  Class K
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     NASDAQ Biotechnology Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
Healthcare Fund
-----------------------------------------------------------------------------------------------------------------------------
  Class Y
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions
-----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------------------
     MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
  Class B
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
  Class C
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
  Class K
-----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes
-----------------------------------------------------------------------------------------------------------------------------
     MSCI World Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Healthcare Index/(2)/ (reflects no deductions of fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------

----------

(1) The inception date for the Class Y, Class A, Class B, Class II and Class K shares of the Bio(Tech)/2/ Fund is 11/1/00. The inception dates for the Class Y, Class A, Class B, Class C and Class K shares of the Healthcare Fund are 12/31/96, 2/14/97, 1/31/97, 1/13/97 and 4/1/97, respectively. The index returns from inception dates for the Class Y, Class A, Class B, Class C and Class K shares of the Healthcare Fund are from 1/1/97, 2/1/97, 2/1/97, 1/1/97 and 4/1/97, respectively.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 (based on capitalization) of the 3,000 largest capitalized U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest U.S. publicly-traded companies) within the healthcare sectors.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the Funds are shown only for the Class Y shares; Class A, Class B, Class C, Class II and Class K shares will vary.

Summary Comparison of Fees and Expenses

The following tables compare the fees and expenses of each class of the Bio(Tech)/2/ Fund and the Healthcare Fund and show the estimated fees and expenses for each class on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments.

Since the figures shown for the Bio(Tech)/2/ Fund and the Healthcare Fund are as of the Funds' fiscal year ended June 30, 2002, certain adjustments have been made in calculating the pro forma expenses in order to reflect:

             (i) the full annual impact of a new fee arrangement with the Funds' transfer agent that became effective January 1, 2002;

             (ii) the full annual impact of a contractual fee waiver arrangement with the Funds' transfer agent, effective March 1, 2002, under which the transfer agent waives fees charged to a Fund in an amount equivalent to the servicing fees the transfer agent collects from the Fund's shareholders in connection with servicing shareholder accounts below certain minimum balances; and

             (iii) the full annual impact of a new administrative services arrangement with MCM effective June 1, 2002.

The fee and expense information shown in the table below is organized as follows:

     - Column 1 reflects the actual fees and expenses of each class of the Bio(Tech)/2/ Fund calculated at the Fund's fiscal year end, June 30, 2002, adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year.

     - Column 2 reflects the actual fees and expenses of each class of the Healthcare Fund calculated at the Fund's fiscal year end, June 30, 2002, adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year.

     - Column 3 reflects the pro forma fees and expenses of the Healthcare Fund as if the Reorganization had occurred on June 30, 2002. These pro forma fees and expenses have also been adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year, as well as any expected savings that may occur as a result of the Funds being combined in the Reorganization.

Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in this Proxy Statement/Prospectus.

                                                                         Bio(Tech)/2/           Healthcare          Combined
                                                                             Fund                 Fund             Pro Forma
                                                                             ----                 ----             ---------
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                   5.50%(a)             5.50%(a)            5.50%(a)
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds)                              None (b)             None (b)            None (b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None                 None                None
Redemption Fees                                                            None                    2%(c)               2%(c)
Exchange Fees                                                              None                 None                None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)

Management Fee                                                          1.25%                0.91%              0.90%
Distribution and/or Service (12b-1) Fees                                0.25%                0.25%              0.25%
Other Expenses                                                          1.15%(d)(e)(f)       0.65%(g)(h)(i)     0.66%(j)
                                                                   ---------            ---------            -------
Total Annual Fund Operating Expenses                                    2.65%(d)(e)          1.81%(g)(h)        1.81%(j)
Less Contractual Fee Waiver                                            (0.07)%(i)           (0.01)%(i)         (0.02)%(j)
                                                                   ---------            ---------            -------
Net Expenses                                                            2.58%                1.80%              1.79%(j)
                                                                   =========            =========            =======

                                                                     Bio(Tech)/2/         Healthcare         Combined
                                                                        Fund                 Fund            Pro Forma
                                                                        ----                 ----            ---------
Class B Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                None                 None              None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds)                           5.00%(k)             5.00%(k)          5.00%(k)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None                 None              None
Redemption Fees                                                         None                    2%(c)             2%(c)
Exchange Fees                                                           None                 None              None

Annual Fund Operating Expenses (expenses that are deducted from
     Fund assets) (as a percentage of average net assets)
Management Fee                                                          1.25%                0.91%             0.90%
Distribution and/or Service (12b-1) Fees                                1.00%                1.00%             1.00%
Other Expenses                                                          1.15%(d)(e)(f)       0.65%(g)(h)(i)    0.66%(j)
                                                                   ---------             --------           -------
Total Annual Fund Operating Expenses                                    3.40%(d)(e)          2.56%(g)(h)       2.56%(j)
Less Contractual Fee Waiver                                            (0.07)%(i)           (0.01)%(i)        (0.02)%(j)
                                                                   ---------            ---------           -------
Net Expenses                                                            3.33%                2.55%             2.54%(j)
                                                                   =========            =========           =======

                                                                     Bio(Tech)/2/           Healthcare
                                                                        Fund                   Fund         Combined
                                                                   Class II Shares       Class C Shares     Pro Forma
                                                                   ---------------       --------------     ---------
Class II/C Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                1.00%                None              1.00%
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds)                           1.00%(l)             1.00%(m)          1.00%(n)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None                 None              None
Redemption Fees                                                         None                    2%(c)             2%(c)
Exchange Fees                                                           None                 None              None

Annual Fund Operating Expenses (expenses that are
     deducted from Fund assets) (as a percentage of average
     net assets)
Management Fee                                                          1.25%                0.91%             0.90%
Distribution and/or Service (12b-1) Fees                                1.00%                1.00%             1.00%
Other Expenses                                                          1.15%(d)(e)(f)       0.65%(g)(h)(i)    0.66%(j)
                                                                   ---------            ---------           -------
Total Annual Fund Operating Expenses                                    3.40%(d)(e)          2.56%(g)(h)       2.56%(j)
Less Contractual Fee Waiver                                            (0.07)%(i)           (0.01)%(i)        (0.02)%(j)
                                                                   ---------            ---------           -------
Net Expenses                                                            3.33%                2.55%             2.54%(j)
                                                                   =========            =========           =======

                                                                      Bio(Tech)/2/          Healthcare         Combined
                                                                          Fund                 Fund            Pro Forma
                                                                          ----                 ----            ---------
Class K Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                  None                 None               None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds)                             None                 None               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends               None                 None               None
Redemption Fees                                                           None                 None               None
Exchange Fees                                                             None                 None               None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
Management Fee                                                            1.25%                0.91%              0.90%
Shareholder Servicing Fees                                                0.25%                0.25%              0.25%
Other Expenses                                                            1.15%(d)(e)(f)       0.65%(g)(h)(i)     0.66%(j)
                                                                       -------              -------            -------
Total Annual Fund Operating Expenses                                      2.65%(d)(e)          1.81%(g)(h)        1.81%(j)
Less Contractual Fee Waiver                                              (0.07)%(i)           (0.01)%(i)         (0.02)%(j)
                                                                       -------              -------            -------
Net Expenses                                                              2.58%                1.80%              1.79%(j)
                                                                       =======              =======            =======

                                                                      Bio(Tech)/2/          Healthcare          Combined
                                                                          Fund                 Fund             Pro Forma
                                                                          ----                 ----             ---------
Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                  None                 None               None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds)                             None                 None               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends               None                 None               None
Redemption Fees                                                           None                 None               None
Exchange Fees                                                             None                 None               None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
Management Fee                                                            1.25%                0.91%              0.90%
Other Expenses                                                            1.15%(d)(e)(f)       0.65%(g)(h)(i)     0.66%(j)
                                                                       -------              -------            -------
Total Annual Fund Operating Expenses                                      2.40%(d)(e)          1.56%(g)(h)        1.56%(j)
Less Contractual Fee Waiver                                              (0.07)%(i)           (0.01)%(i)         (0.02)%(j)
                                                                       -------              -------            -------
Net Expenses                                                              2.33%                1.55%              1.54%(j)
                                                                       =======              =======            =======

----------
(a)  The sales charge declines as the amount invested increases.

(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption. A CDSC on Class A shares of the Healthcare Fund acquired by holders of Class A shares of the Bio(Tech)/2/ Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A shares of the Bio(Tech)/2/ Fund.

(c) Effective January 1, 2003, a short-term trading fee of 2% will be assessed on redemptions made within 60 days of purchase of Class A, Class B or Class C shares of the Healthcare Fund. This short-term trading fee will not apply to shares of the Healthcare Fund acquired by shareholders of the Bio(Tech)/2/ Fund as part of the Reorganization.

(d) Effective February 15, 2003, MCM discontinued its reimbursements of operating expenses of the Bio(Tech)/2/ Fund. Prior to February 15, 2003, MCM voluntarily agreed to reimburse the Bio(Tech)/2/ Fund for certain operating expenses. As a result of the reimbursement, Other Expenses and Total Annual Fund Operating Expenses based on the prior fiscal year (as adjusted but before contractual fee waivers) would have been 0.82% and 2.32%, respectively for Class A shares and Class K shares, 0.82% and 3.07%, respectively for each of Class B and Class II shares and 0.82% and 2.07%, respectively for Class Y shares.

(e) Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Bio(Tech)/2/ Fund, a portion of its fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent as adjusted effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.07%.

(f) Actual unadjusted total operating expenses of the Bio(Tech)/2/ Fund for the fiscal year ended June 30, 2002 were:

                                  Class A   2.68%
                                  Class B   3.43%

                                 Class II   3.43%
                                 Class K    2.68%
                                 Class Y    2.43%

(g) From July 1, 2001 through March 31, 2002, MCM voluntarily agreed to reimburse the Healthcare Fund for certain operating expenses. As of March 31, 2002 such reimbursements were discontinued. As a result of the reimbursement, Other Expenses and Total Annual Fund Operating Expenses based on the prior fiscal year (before contractual fee waivers) would have been 0.48% and 1.64%, respectively for Class A shares and Class K shares, 0.48% and 2.39%, respectively for each of Class B and Class C shares and 0.48% and 1.39%, respectively for Class Y shares.

(h) Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Healthcare Fund, a portion of its fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent as adjusted effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.01%.

(i) Actual unadjusted total operating expenses of the Healthcare Fund for the fiscal year ended June 30, 2002 were:

                                 Class A    1.72%
                                 Class B    2.47%
                                 Class C    2.47%
                                 Class K    1.72%
                                 Class Y    1.47%

(j) The pro forma fees and expenses shown in the table reflect the following adjustments: a decrease in the investment advisory fee applicable to the combined Fund because the additional assets will allow the Fund to pass a breakpoint in the applicable fee schedule; effect of spreading fixed fees and expenses over a broader shareholder base; the new transfer agent fee as if it had been in effect during the entire fiscal year ended June 30, 2002; the contractual fee waiver under which the transfer agent waives fees charged to a Fund in an amount equivalent to the servicing fees the transfer agent collects from the Fund's shareholders in connection with servicing shareholder accounts below certain minimum balances, as if it had been in effect during the entire fiscal year ended June 30, 2002; the new administrative services arrangement with MCM as if it had been in effect during the entire fiscal year ended June 30, 2002; and the elimination of duplicative fees paid on a per fund basis.

(k)  The CDSC payable upon redemption of Class B shares declines over time.

(l) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

(m) The CDSC applies to redemptions of Class C shares within one year of purchase.

(n) The CDSC applies to redemptions of Class II shares within eighteen months of purchase. However, the CDSC will apply to Class C shares of the Healthcare Fund acquired by holders of Class II shares of the Bio(Tech)/2/ Fund pursuant to the Reorganization to the same extent the CDSC would have applied to the Class II shares of the Bio(Tech)/2/ Fund.

Example

The Example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $803       $1,328       $1,878       $3,369
Healthcare Fund                    $724       $1,088       $1,476       $2,560
Pro Forma:  the Funds Combined     $724       $1,088       $1,476       $2,560

Class B Shares Assuming You Sold Your Shares at the End of the Period

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $893       $1,345       $1,969       $3,512
Healthcare Fund                    $759       $1,096       $1,560       $2,709
Pro Forma:  the Funds Combined     $759       $1,096       $1,560       $2,709

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class B Shares Assuming You Stayed in the Fund

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $343       $1,045       $1,769       $3,512
Healthcare Fund                    $259       $  796       $1,360       $2,709
Pro Forma: the Funds Combined      $259       $  796       $1,360       $2,709

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class II/C Shares Assuming You Sold Your Shares at the End of the Period

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $539       $1,134       $1,852       $3,748
Healthcare Fund                    $359       $  796       $1,360       $2,895
Pro Forma: the Funds Combined      $457       $  889       $1,447       $2,966

Class II/C Shares Assuming You Stayed in the Fund

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $439       $1,134       $1,852       $3,748
Healthcare Fund                    $259       $  796       $1,360       $2,895
Pro Forma: the Funds Combined      $357       $  889       $1,447       $2,966

Class K Shares

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $268       $823         $1,405       $2,983
Healthcare Fund                    $184       $569         $  980       $2,127
Pro Forma: the Funds Combined      $184       $569         $  980       $2,127

Class Y Shares

                                   1 year     3 years      5 years      10 years
                                   ------     -------      -------      --------
Bio(Tech)/2/ Fund                  $243       $748         $1,280       $2,736
Healthcare Fund                    $159       $493         $  850       $1,856
Pro Forma: the Funds Combined      $159       $493         $  850       $1,856

Following the Reorganization and in the ordinary course of business, we expect that certain holdings of the Bio(Tech)/2/ Fund that are transferred to the Healthcare Fund in connection with the Reorganization may be sold. Such sales may result in additional transaction costs for the Healthcare Fund (which will not be assumed or paid by MCM) and will be a taxable event that will result in the realization of taxable gains or losses from such sales for the Healthcare Fund.

Purchase and Redemption Procedures

Purchases and redemptions of shares are subject to certain minimum investment requirements, charges, and waivers of charges applicable to the various classes of both the Bio(Tech)/2/ Fund and the Healthcare Fund. For details on how to purchase or redeem shares of either Fund, see "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment."

Exchange Privileges

You may exchange shares of each class of each Fund for shares of the same class in other Munder Funds to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. You may exchange Class C or Class II shares for Class C or Class II shares of other Munder Funds, based on their relative net asset values ("NAVs"). Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate in effect before the exchange. We will not impose any exchange fee on any of these exchange privileges. Any exchange will be a taxable event for which you may have to recognize a gain or loss under Federal income tax law. We reserve the right to amend or terminate the exchange privilege at any time. See "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment."

Dividends and Distributions

Both Funds declare and pay dividends from net investment income, if any, at least annually and distribute net realized capital gains, if any, at least annually. As described in more detail in "How to Purchase, Sell and Exchange Shares--Distributions" below, dividends are generally subject to Federal income tax. For both Funds, all dividends and distributions are reinvested automatically in additional shares of the respective Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash. Following the Reorganization, Bio(Tech)/2/ Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from the Healthcare Fund. See "How to Purchase, Sell and Exchange Shares--Distributions."

Tax Consequences

Prior to completion of the Reorganization, the Bio(Tech)/2/ Fund will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization--Federal Income Tax Consequences."

Shareholder Voting Rights

Neither the Bio(Tech)/2/ Fund, a series of a Maryland corporation, nor the Healthcare Fund, a series of a Massachusetts business trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Directors/Trustees at such time as fewer than a majority of Directors/Trustees holding office have been elected by shareholders. Either Fund will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that Fund's outstanding shares.

Appraisal Rights

Under the laws of the Commonwealth of Massachusetts and Framlington's Declaration of Trust, shareholders of the Healthcare Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the State of Maryland, shareholders of the Bio(Tech)/2/ Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Bio(Tech)/2/ Fund by another entity.

Risk Factors

Because the Bio(Tech)/2/ Fund and the Healthcare Fund invest in similar types of securities, investment in these Funds involves similar investment risks. These risks include those that are generally associated with investing in equity securities. However, as part of its principal investment strategies, the Bio(Tech)/2/ Fund may invest in small companies and may invest without limit in IPOs. While the Healthcare Fund may also invest in small companies and IPOs, such investments are not principal investment strategies of the Healthcare Fund. See "Comparison of Investment Objectives and Policies" below.

Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturn, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

IPO Risk. Investments by the Bio(Tech)/2/ Fund in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

                         REASONS FOR THE REORGANIZATION

Currently, the Bio(Tech)/2/ Fund and the Healthcare Fund are investment portfolios of separate open-end management investment companies, and each Fund must separately bear certain costs of its own operations. Consolidating their separate operations should generally benefit the shareholders of both Funds by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the Funds should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the Funds will produce more efficient operations on a cost-effective basis or that economies of scale will be realized.

MCM believes that certain investment management efficiencies and other benefits could be realized through the combination of the Funds. The Reorganization would permit the shareholders of Bio(Tech)/2/ Fund to pursue their investment goals in a larger fund that has investment objectives, policies and restrictions that are compatible with those of the Bio(Tech)/2/ Fund. A larger fund should enhance the ability of MCM to effect portfolio transactions on more favorable terms and give MCM greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets or on the number of shareholder accounts, such as transfer agent fees, would be largely unaffected by the Reorganization. Moreover, we cannot assure you that economies of scale can be realized.

As a result of declining assets and disappointing performance, expense ratios for the Bio(Tech)/2/ Fund are increasing. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Bio(Tech)/2/ Fund's expenses are expected to increase further. The expense ratios of the Healthcare Fund have also increased over the last year due to declining assets and disappointing performance. However, as shown in the table of fees and expenses of the Funds (see "Summary Comparison of Fees and Expenses"), we expect that the expense ratios of the Healthcare Fund will not increase as a result of the Reorganization. In addition, for the reasons expressed above, we expect that the Reorganization will promote greater efficiency in the operations of the Healthcare Fund and, over the long-term, result in the reduction of certain costs and expenses of the Healthcare Fund.

In light of the foregoing considerations, the Board unanimously concluded that the Reorganization is in the best interests of the Bio(Tech)/2/ Fund and its shareholders and that the Reorganization would not result in a dilution of shareholders' interests. Similarly, the Board of Trustees of Framlington has approved the Reorganization with respect to the Healthcare Fund and determined that the Reorganization is in the best interests of shareholders of the Healthcare Fund and that the interests of shareholders of the Healthcare Fund would not be diluted as a result of the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the Healthcare Fund will acquire all of the assets, subject to all of the liabilities, of the Bio(Tech)/2/ Fund in exchange for shares of the Healthcare Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the close of business on Friday, April 18, 2003, or on a later date as the parties may agree ("Closing Date"). The net asset value per share of the Bio(Tech)/2/ Fund and the net asset value per share of the Healthcare Fund will be determined by dividing the combined Healthcare Fund's assets, less liabilities, by the total number of its outstanding shares.

Both the Bio(Tech)/2/ Fund and the Healthcare Fund will utilize State Street Bank and Trust Company to determine the value of their respective portfolio securities. The Bio(Tech)/2/ Fund and the Healthcare Fund also will use the same independent pricing services to determine the value of each security so that State Street Bank and Trust Company can determine the aggregate value of each Fund's portfolio. The method of valuation employed will be in accordance with the procedures described in the current prospectuses as set forth in the Reorganization Agreement, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

The number of full and fractional shares of the Healthcare Fund you will receive in the Reorganization will be equal in value to the value of your shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Bio(Tech)/2/ Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Healthcare Fund received by the Bio(Tech)/2/ Fund in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the Bio(Tech)/2/ Fund's shares by the transfer of the Healthcare Fund shares then credited to the account of the Bio(Tech)/2/ Fund on the books of the Healthcare Fund to open accounts on the share records of the Healthcare Fund in the names of the Bio(Tech)/2/ Fund shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y Healthcare Fund shares to be credited to Class A, Class B, Class II, Class K and Class Y Bio(Tech)/2/ Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the Bio(Tech)/2/ Fund of the corresponding class owned by Bio(Tech)/2/ Fund shareholders on the Closing Date. All issued and outstanding shares of the Bio(Tech)/2/ Fund will simultaneously be canceled on the books of the Bio(Tech)/2/ Fund, although share certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the Bio(Tech)/2/ Fund will represent a number of the corresponding class of Healthcare Fund shares after the Closing Date. The Healthcare Fund will not issue certificates representing the Class A, Class B, Class C, Class K and Class Y Healthcare Fund shares issued in connection with such exchange.

After such distribution, the Company will take all necessary steps under Maryland law, the Company's charter and any other applicable law to effect a complete dissolution of the Bio(Tech)/2/ Fund.

The Board has determined, with respect to the Bio(Tech)/2/ Fund, and the Board of Trustees of Framlington has determined, with respect to the Healthcare Fund, that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. MCM will bear the expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained but excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization. However, the Bio(Tech)/2/ Fund will bear the portion of the costs of this proxy solicitation associated with the solicitation of shareholder approval of Proposal 1. That allocated amount is expected to be approximately [$_________/____% of the total expenses of the solicitation expenses]. The types of expenses allocated to the Bio(Tech)/2/ Fund may include, without limitation, legal fees, printing and mailing costs, and fees and expenses of any proxy solicitation firm engaged.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Bio(Tech)/2/ Fund, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Company, on behalf of the Bio(Tech)/2/ Fund, and Framlington, on behalf of the Healthcare Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Bio(Tech)/2/ Fund; and (ii) the Company receive the opinion of the Company's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the shares of the Bio(Tech)/2/ Fund with all classes voting together and not by class. See "Voting Information."

At its February 11, 2003 meeting, the Board also approved the liquidation of the Bio(Tech)/2/ Fund in the event that shareholders of the Bio(Tech)/2/ Fund do not approve the Reorganization. As a result, if the Reorganization Agreement is not approved by the shareholders of the Bio(Tech)/2/ Fund, or is not consummated for any other reason, the Bio(Tech)/2/ Fund will be liquidated as promptly as possible. Any shares of the Bio(Tech)/2/ Fund outstanding on the date of the liquidation will be automatically redeemed by the Company on that date. The proceeds of any such redemption will be equal to the NAV of such shares after all charges, taxes, expenses and liabilities of the Bio(Tech)/2/ Fund have been paid or provided for. In the event of a liquidation, the Class A and the Class II shareholders of the Bio(Tech)/2/ Fund who receive proceeds in the liquidation will not be entitled to receive a refund of any front-end sales load they paid when they purchased their shares. Any contingent deferred sales charges that would otherwise be charged upon the redemption of Class B and Class II shares of the Bio(Tech)/2/ Fund will be imposed if Class B and Class II shareholders are redeemed as a result of the liquidation. Any liquidation would be expected to be a taxable event for shareholders.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

Shareholders of the Bio(Tech)/2/ Fund as of the Record Date will receive shares of the Healthcare Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Healthcare Fund's Shares

Full and fractional shares of the respective class of shares of beneficial interest of the Healthcare Fund will be issued to the Bio(Tech)/2/ Fund's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Healthcare Fund no longer issues share certificates. The shares of the Healthcare Fund to be issued to Bio(Tech)/2/ Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, except for Class B shares, as more fully described below in "How to Purchase, Sell and Exchange Shares."

Federal Income Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the Bio(Tech)/2/ Fund, the Healthcare Fund, the Bio(Tech)/2/ Fund (except for "section 1256 contracts) or the shareholders of the Bio(Tech)/2/ Fund. As a condition to the closing of the Reorganization, the Bio(Tech)/2/ Fund will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the Bio(Tech)/2/ Fund and the Healthcare Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the Bio(Tech)/2/ Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Bio(Tech)/2/ Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Bio(Tech)/2/ Fund's shareholders.

As of June 30, 2002, the Bio(Tech)/2/ Fund had an unused capital loss carryover in excess of $1.7 million. At that time, the Bio(Tech)/2/ Fund also had a "built-in-loss" (i.e., the amount by which the tax basis of its investment assets exceeded the fair market value of its assets) of $_____. Capital loss carryovers and built-in-losses (when realized) are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders.

The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the "sharing" of these tax attributes with the shareholders of the Healthcare Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Bio(Tech)/2/ Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the

Healthcare Fund. That means that any resulting tax benefits inures to all shareholders of the Healthcare Fund (i.e., both pre-Reorganization shareholders of the Bio(Tech)/2/ Fund and pre-Reorganization shareholders of the Healthcare
Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a "loss corporation" such as the Bio(Tech)/2/ Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers and built-in-losses following the acquisition. The amount of such loss carryovers and built-in-losses that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate as of February 2003 was 4.65%) multiplied by the value of the "loss corporation's" equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. Considering that the combined amount of capital loss carryovers and built-in-losses as of June 30, 2002 was not inconsequential, a substantial limitation on the use of these losses is expected.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the Bio(Tech)/2/ Fund and the Healthcare Fund as of June 30, 2002, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                                                As of June 30, 2002
                                      --------------------------------------------------------------------
                                                                                          Pro Forma after
                                                                                          ---------------
CLASS A SHARES                          Bio(Tech)/2/ Fund          Healthcare Fund         Reorganization
--------------                          -----------------          ---------------         --------------
Net Assets ........................         $3,048,927.54           $81,104,103.45         $84,153,030.99
Net asset value per share .........         $        3.89           $        16.11         $        16.11
Shares outstanding ................               783,786                5,034,395              5,223,652


                                                                As of June 30, 2002
                                      --------------------------------------------------------------------
                                                                                          Pro Forma after
                                                                                          ---------------
CLASS B SHARES                          Bio(Tech)/2/ Fund          Healthcare Fund         Reorganization
--------------                          -----------------          ---------------         --------------
Net Assets ........................         $4,563,667.14          $119,265,872.18        $123,829,539.32
Net asset value per share .........         $        3.83          $         15.47        $         15.47
Shares outstanding ................             1,191,558                7,709,494              8,004,495


                                                                As of June 30, 2002
                                      --------------------------------------------------------------------
                                                                                          Pro Forma after
                                                                                          ---------------
CLASS II/C SHARES                       Bio(Tech)/2/ Fund          Healthcare Fund         Reorganization
-----------------                       -----------------          ---------------         --------------
Net Assets ........................         $1,796,747.52           $61,910,652.90         $63,707,400.42
Net asset value per share .........         $        3.84           $        15.45         $        15.45
Shares outstanding ................               467,903                4,007,162              4,123,456

                                                            As of June 30, 2002
                                     ----------------------------------------------------------------
                                                                                    Pro Forma after
                                                                                    ---------------
CLASS K SHARES                        Bio(Tech)/2/ Fund        Healthcare Fund       Reorganization
--------------                        -----------------        ---------------       --------------
Net Assets .......................              $198.90            $436,618.24          $436,817.14
Net asset value per share ........              $  3.90            $     16.09          $     16.09
Shares outstanding ...............                   51                 27,136               27,148


                                                            As of June 30, 2002
                                     ----------------------------------------------------------------
                                                                                    Pro Forma after
                                                                                    ---------------
CLASS Y SHARES                        Bio(Tech)/2/ Fund        Healthcare Fund       Reorganization
--------------                        -----------------        ---------------       --------------
Net Assets .......................          $850,960.67          $5,997,551.04        $6,848,511.71
Net asset value per share ........          $      3.91          $       16.32        $       16.32
Shares outstanding ...............              217,637                367,497              419,639

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the Bio(Tech)/2/ Fund and the Healthcare Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the Bio(Tech)/2/ Fund and the Healthcare Fund each dated October 31, 2002, as supplemented February __, 2003, with respect to all classes of shares.

Investment Objectives of Each Fund

The investment objective of each Fund is to provide long-term capital appreciation. The investment objective of the Bio(Tech)/2/ Fund and the Healthcare Fund may be changed by the Board of Directors of the Company and the Board of Trustees of Framlington, respectively, without shareholder approval; however, shareholders would be notified of any such change. Although the respective investment objectives of the Bio(Tech)/2/ Fund and the Healthcare Fund are identical, shareholders should consider certain differences in the investment policies of, and portfolio securities held by, each Fund.

Primary Investments of Each Fund

The Bio(Tech)/2/ Fund is a diversified series of the Company. The Bio(Tech)/2/ Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Bio(Tech)/2/ Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

     - product companies--companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

     - platform companies--companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceutical or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

     - enabling companies--companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal circumstances, the Bio(Tech)/2/ Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. This investment strategy may not be changed without 60 days' prior notice to shareholders.

There is no limit on the market capitalization of the companies in which the Bio(Tech)/2/ Fund may invest, or on the length of operating history for the companies. Therefore the Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Healthcare Fund is a diversified series of Framlington. The Healthcare Fund's goal is to provide long-term capital appreciation. The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Fund invests are located in the United States.

The Healthcare Fund will invest in:

     -    drug and drug delivery companies;

     -    biotechnology firms;

     -    medical device and instrument manufacturers; and

     - healthcare service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Healthcare Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technological activities. This investment strategy may not be changed without 60 days' prior written notice to shareholders.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of the individual companies before considering the impact of economic trends. The sub-advisor evaluates companies based on number of factors, including:

     -    growth prospects;

     -    intellectual property base and scientific grounding; and

     -    strength of management.

The Healthcare Fund's investments may include foreign securities of companies located in countries with mature markets.

Neither Fund may purchase more than 10% of the outstanding voting securities of any issuer. The Bio(Tech)/2/ Fund may not invest more than 25% of its total assets in any one industry except that the Fund will invest more than 25% of its assets in securities of companies dedicated to biotechnological solutions for the healthcare and medical fields. The Healthcare Fund may not invest more than 25% of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry except that the Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries.

The Bio(Tech)/2/ Fund may invest in small companies and may invest without limit in IPOs. While the Healthcare Fund may also invest in small companies and IPOs, such investments are not principal investment strategies of the Healthcare Fund. In addition, each Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies in which the Funds invest are located in the United States. The Healthcare Fund may invest in foreign securities of companies located in countries with mature markets. See "Comparison of Investment Objectives and Policies" below.

Portfolio Instruments and Practices

Further information about each Fund's principal investment strategies and risks is set forth below.

Borrowing. Money may be borrowed from banks for emergency purposes or redemptions. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. For each Fund, this is a fundamental policy which can be changed only by shareholders. Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. If shareholders of the Healthcare Fund approve the proposed changes to that Fund's fundamental investment restrictions regarding borrowing, this will no longer be a fundamental investment restriction of the Healthcare Fund. However, the Healthcare Fund would continue to be subject to the limitations on borrowing imposed by the 1940 Act.

Derivatives. A Fund may, but is not required to, purchase derivative instruments. Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options and forward currency exchange contracts. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. A Fund will not use derivatives for speculative purposes. There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Foreign Securities. Each Fund may invest all or a substantial portion of its total assets in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by European financial institutions. New York Registered Shares ("NYRs"), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

Securities Lending. The Funds may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of each Fund's total assets (including the loan on collateral). By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. Each Fund's securities lending percentage limitation is a fundamental investment restriction that may not be changed without a shareholder vote. However, if the shareholders of the Healthcare Fund approve a proposed change to that Fund's fundamental investment restrictions on lending, this restriction would no longer be a fundamental investment restriction of the Healthcare Fund and the percentage limitation would be increased to 33 1/3 % and the risks associated with such activities would be correspondingly increased. However, the Healthcare Fund would continue to be subject to the limitations on lending imposed by the 1940 Act.

Short-Term Trading. The Funds may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing a Fund's turnover rates. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights. See "Financial Highlights." A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which could detract from a Fund's performance.

Temporary and Defensive Investing. Each Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may invest all or a portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Additional Investment Restrictions. In addition to the restrictions described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for each Fund. In this regard, shareholders of the Healthcare Fund are currently being asked to consider a series of proposals to change the fundamental investment restrictions of that Fund as follows:

         Borrowing

         The Healthcare Fund's fundamental investment restriction regarding borrowing, as stated above, has been proposed to be amended to permit the Fund to borrow to the full extent permitted by the 1940 Act. Therefore, no further board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds. While the Fund's current restrictions on borrowings comport with the current 1940 Act restrictions, if the amended fundamental investment restriction is adopted as proposed, the Fund would not need to seek shareholder approval to change the relative percentages of the Fund available for borrowing for temporary purposes, to meet redemption requests, etc. if such changes still conformed to the then-current 1940 Act provisions and interpretative guidance thereunder.

         Securities Lending

         If approved by shareholders, the amended fundamental investment restriction regarding the ability of the Healthcare Fund to make loans would permit the Fund to lend its portfolio securities representing up to 33-1/3% of its total assets. The Fund's current limit on securities lending is 25% of its total assets. To the extent that the Healthcare Fund would be permitted to lend up to the new maximum amount, it would be subject to a greater degree to the risks associated with securities lending. These risks include the possibility of loss to the Fund due to
         (i) the inability of the borrower to return the securities; (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially.

         Other Changes to Fundamental Investment Restrictions

         In addition to the changes on the restrictions regarding borrowing and securities lending, the shareholders of Healthcare Fund are being asked to eliminate the current fundamental investment restrictions of the Fund that prohibit it from (1) purchasing securities on margin or making short sales of securities or (2) making investments for the purpose of exercising control or management over an issuer. Each of these investment restrictions was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of the National Securities Market Improvement Act of 1996, which preempted many state securities provisions, this restriction is no longer required and may be eliminated from the Fund's investment restrictions. Nevertheless, there are no current expectations that the Healthcare Fund will engage in such activities, except that it may still engage, consistent with its investment policies, objectives and strategies, in the types of activities that are exceptions to its current fundamental investment restriction on margin accounts and selling securities short, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.

Risk Factors

Both the Bio(Tech)/2/ Fund and the Healthcare Fund are subject to the following principal investment risks:

Stock Market Risk. The value of equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Funds' investments may decline if the particular companies the Funds invest in do not perform well.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by MCM regardless of movements in the securities markets.

Foreign Securities Risk. Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

The Bio(Tech)/2/ Fund is subject to the following principal investment risks:

Sector Risk. The Fund will invest primarily in biotechnology sector and other related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in broader range of securities.

Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturn, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

IPO Risk. Investments by the Bio(Tech)/2/ Fund in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

The Healthcare Fund is subject to the following principal investment risk:

Sector Risk. The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in broader range of securities.

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                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AND FINANCIAL HIGHLIGHTS

Management's Discussion of Fund Performance

The Stock Market

The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunications services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.

For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far East) had a return of -9.21% while the FTSE World Ex-U.S. had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.

As the Funds' fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable or downright fraudulent, accounting practices. The SEC has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.

The performance data contained in the following commentary is based on the Class Y shares. Other classes of shares have different sales charges and expenses that lower performance. The returns for the Funds do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Please note that in some of the following commentary, the Funds are compared to various stock market indices. It is important to remember that the returns for the Funds are reported after the deduction of all expenses. Since the market indices are not actual funds, there are no expenses netted against their returns. Please note that you cannot invest directly in an index.

MUNDER BIO(TECH)/2/ FUND

Fund Manager:  The Munder Bio(Tech)/2/ Fund Team

The Fund generated a return on -48.14% for the year ending June 30, 2002, compared to the -49.78% return for the NASDAQ Biotech Index and -21.50% median return for the Lipper universe of health/biotechnology mutual funds.

The absolute performance of the Fund reflected the negative returns generated by the biotech sector of the stock market during the Fund's fiscal year. In relative terms, however, the Fund outperformed its NASDAQ Biotech benchmark. Because of its biotech focus, however, the Fund lagged the broader Lipper universe of health/biotechnology mutual funds.

During the first half of the Fund's fiscal year, biotechnology stocks experienced strong relative returns. Over the last few months of the period, however, the biotech sector was severely hit for a number of reasons. Traditional seasonal weaknesses in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable.

The above factors have combined to create what we believe is an attractive opportunity for investors. Many of the valuation measures of profitable biotech companies have fallen to historic lows, reaching levels that are almost half those of the large-cap pharmaceutical companies. We do not believe that this differential is sustainable, given the extreme differences in the potential for growth between these two segments of the healthcare sector. The balance sheets of many biotech companies appear well financed for their current business plans, while many of the large drug companies are suffering due to current and impending patent expirations, compounded by insufficient products in their own pipelines. We feel it is highly likely that many of the large pharmaceutical companies will pay a premium for good late-stage compounds being developed by biotech companies.

MUNDER HEALTHCARE FUND

Fund Manager:  The Munder Healthcare Fund Team

The Fund generated a return of -36.15% for the year ending June 30, 2002, compared to the -35.26% return for the Russell 2000 Healthcare Index and -21.50% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, nine-month, three-year and five-year time periods ending June 30.

During the first half of the Fund's fiscal year, the biotechnology segment of the healthcare sector experienced strong relative returns. In contrast, major drug stocks underperformed as several pharmaceutical companies reduced growth estimates for 2002, including Merck, Bristol Myers Squibb and Eli Lilly.

Over the last few months of the period, the biotech sector was severely hit for a number of reasons. Traditional seasonal weakness in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable. As a result, the Fund's heavy weighting in biotech stocks, approximately 40% as of June 30, hurt performance during the last half of the Fund's fiscal year.

Large pharmaceutical companies were weak throughout the twelve months ending June 30. Reduced earnings growth estimates, thin pipelines for new drugs and the expiration of key patents have hurt growth in this segment of the healthcare market. In contrast, healthcare services stocks have proven to be more resilient. There has been stronger earnings growth in this segment, and investors have been attracted to its relatively defensive characteristics. A positive regulatory environment is also developing. In the medical devices arena, performance was boosted, particularly during the last half of the Fund's fiscal year, by improved earnings and increased product launches, especially in the cardiology and orthopedics area.

The following graphs represent the performance of each Fund since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by MCM or its then wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Bio(Tech)/2/ Fund

                               CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                             NASDAQ          HEALTH/BIOTECHNOLOGY
                                              CLASS Y             RUSSELL 2000#       BIOTECHNOLOGY INDEX#     FUNDS AVERAGE**
                                              -------             -------------       --------------------   --------------------
11/1/00                                       10000.00               10000.00               10000.00               10000.00
                                               8400.00                8973.00                8451.00                9385.00
                                               8820.00                9744.00                8738.00                9859.00
                                               8290.00               10251.00                8401.00                9099.00
                                               6970.00                9579.00                7754.00                8754.00
                                               5480.00                9111.00                6177.00                7690.00
                                               6380.00                9823.00                7348.00                8336.00
                                               7110.00               10065.00                7958.00                8674.00
6/30/01                                        7530.00               10421.00                8168.00                8768.00
                                               6370.00                9857.00                7002.00                8417.00
                                               6170.00                9539.00                7075.00                8292.00
                                               5140.00                8255.00                5984.00                7767.00
                                               6090.00                8738.00                6959.00                8190.00
                                               6700.00                9414.00                7624.00                8670.00
                                               6890.00                9995.00                7322.00                8623.00
                                               6000.00                9891.00                6284.00                8020.00
                                               5360.00                9620.00                6003.00                7754.00
                                               5580.00               10393.00                6227.00                7940.00
                                               4650.00               10488.00                5248.00                7360.00
                                               4270.00               10022.00                4672.00                7044.00
6/30/02                                        3910.00                9525.00                4109.00                6407.00


                                  GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURNS


                                                                    Lipper
                                                                    Health/                        One                    Since
                                                    NASDAQ          Biotechnology                  Year       Since       Inception
Class and           With        Without   Russell   Biotechnology   Funds             One Year     W/Out      Inception   W/Out
Inception Date      Load        Load      2000#     Index#          Average**         w/load       load       W/Load      Load
------------------------------------------------------------------------------------------------------------------------------------
Class A--11/1/00    $3,677*     $3,890    $9,525    $4,109          $6,407            (51.01)%*    (48.13)%   (45.21)%*   (43.32)%
Class B--11/1/00    $3,677+     $3,830    $9,525    $4,109          $6,407            (51.23)%+    (48.66)%   (45.21)% +  (43.85)%
Class II--11/1/00   $3,802*+    $3,840    $9,525    $4,109          $6,407            (49.71)% *+  (48.66)%   (44.09)% *  (43.76)%
Class Y--11/1/00    N/A         $3,910    $9,525    $4,109          $6,407             N/A         (48.14)%    N/A        (43.15)%

     ----------------------------
     * Reflects the deduction of the maximum sales charge of 5.50% for Class A shares or 1.00% for Class II shares, if applicable.
     + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
     # The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 (based on capitalization) of the 3,000 largest capitalized U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.
     ** The Lipper Healthcare/Biotechnology Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date.

Healthcare Fund

                             CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                          RUSSELL 2000       HEALTH/BIOTECHNOLOGY
                                              CLASS Y           MSCI WORLD INDEX#         HEALTHCARE#          FUNDS AVERAGE**
                                              -------           -----------------         ------------       --------------------
12/31/96                                      10000.00               10000.00               10000.00               10000.00
                                              11020.00               10000.00               10535.00               10519.00
                                              10590.00               10116.70               10200.00               10557.00
                                               9610.00                9918.35                9163.00                9799.00
                                               9030.00               10244.30                8738.00                9801.00
                                              10290.00               10878.40               10098.00               10804.00
6/30/97                                       10890.00               11422.80               10392.00               11355.00
                                              11120.00               11950.60               10481.00               11734.30
                                              11120.00               11152.90               10657.00               11446.80
                                              12339.90               11760.60               11884.00               12475.80
                                              11699.40               11143.40               11246.00               12087.80
                                              11649.10               11342.40               10988.00               12077.00
                                              11638.60               11482.40               11029.00               12121.60
                                              11848.10               11804.20               10817.00               12338.60
                                              12598.10               12604.50               11704.00               13091.30
                                              12948.30               13138.70               11983.00               13542.90
                                              12938.00               13269.10               11743.00               13589.00
                                              12138.40               13104.70               10799.00               13084.80
6/30/98                                       11838.60               13417.60               10786.00               13395.20
                                              11100.00               13398.00                9948.00               13135.30
                                               8380.50               11613.30                7594.00               10970.60
                                               9810.21               11820.70                8963.00               12326.60
                                              10239.90               12891.30                9624.00               12838.10
                                              10810.30               13660.00               10109.00               13498.00
                                              11787.50               14329.40               11388.00               14613.00
                                              12130.50               14645.20               11462.00               14788.30
                                              10838.60               14257.60               10252.00               14190.90
                                              10323.80               14853.30               10130.00               14311.50
                                              10112.10               15440.90               10153.00               13804.90
                                              10374.10               14878.80               10541.00               13843.50
6/30/99                                       10606.40               15574.80               11295.00               14459.60
                                              10838.70               15530.30               11338.00               14656.20
                                              11313.50               15504.90               10982.00               14997.70
                                              11393.80               15356.60               10765.00               14160.80
                                              11101.00               16157.00               10293.00               14655.00
                                              12645.10               16613.60               11440.00               15447.90
                                              16399.40               17960.50               13453.00               16943.20
                                              19931.90               16934.00               15488.00               18596.90
                                              27500.00               16981.80               22610.00               22364.60
                                              24200.00               18157.60               15533.00               20260.10
                                              23140.00               17391.90               14957.00               20017.00
                                              22716.60               16953.80               14619.00               20185.10
6/30/00                                       28821.80               17527.00               18410.00               23973.90
                                              28973.20               17035.70               17874.00               23357.80
                                              33252.00               17592.00               20562.00               26123.30
                                              34918.10               16658.70               21109.00               27092.50
                                              33589.50               16381.60               20328.00               26423.30
                                              28731.60               15389.20               18092.00               24798.30
                                              30670.60               15640.30               19690.00               26050.60
                                              28930.40               15944.10               18993.00               24042.10
                                              25657.20               14598.40               18007.00               23130.90
                                              21120.40               13642.30               15855.00               20320.50
                                              23451.00               14654.10               17751.00               22025.40
                                              25232.60               14472.10               17751.00               22919.60
6/30/01                                       26475.50               14020.70               19028.00               23167.20
                                              24124.00               14004.70               17172.00               22240.30
                                              23192.80               13335.20               16710.00               21908.90
                                              19836.80               12161.70               14710.00               20522.10
                                              21907.80               12396.50               15228.00               21638.50
                                              23202.60               13131.60               15785.00               22908.70
                                              24165.40               13215.60               16548.00               22782.70
                                              21732.00               12816.50               15150.00               21190.20
                                              20334.60               12707.60               14018.00               20488.80
                                              21141.90               13271.80               15080.00               20980.50
                                              19163.00               12825.90               14593.00               19446.80
                                              18199.10               12855.40               13794.00               18612.60
6/30/02                                       16905.20               12077.60               12318.00               16928.10


                            GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS

                                                          Lipper
                                               Russell    Health/                                      Five               Since
                                      MSCI     2000       Biotechnology            One Year   Five     Year    Since      Inception
Class and          With      Without  World    Healthcare Funds         One Year   W/Out      Year     W/Out   Inception  W/Out
Inception Date     Load      Load     Index#   Index#     Average**     W/Load     Load       W/Load   Load    W/Load     Load
------------------------------------------------------------------------------------------------------------------------------------
Class A--2/14/97   $13,963*  $14,779  $11,694  $12,076    $16,262       (39.78)%*  (36.28)%   7.71%*   8.93%   6.41%*     7.54%
Class B--1/31/97   $14,456+  $14,556  $11,694  $11,692    $16,262       (39.94)%+  (36.78)%   7.84%+   8.14%   7.05%+     7.18%
Class II--1/13/97  N/A       $15,412  $12,078  $12,318    $16.928       (37.40)%+  (36.77)%   N/A      8.10%   N/A        8.24%
Class Y--12/31/96  N/A       $16,905  $12,078  $12,318    $16,928        N/A       (36.15)%   N/A      9.19%   N/A        10.02%

   -------------------------------
   *    Reflects the deduction of the maximum sales charge of 5.50% for Class
        A shares.
   + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
   # The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest U.S. publicly traded companies) within the healthcare sectors. Index since inception comparative returns for Class A, Class B, Class C and Class
        Y shares of the Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96 and 12/31/96, respectively.
  ** The Lipper Health/Biotechnology Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96 and 12/31/96, respectively.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance of the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors, whose report along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports and Statement of Additional Information without charge by calling (800) 438-5789 or visit the website at www.munder.com.

BIO(TECH)/2/ FUND(a)                                  Year       Period        Year       Period
(CLASS A and CLASS B)                                Ended       Ended        Ended       Ended
                                                   6/30/02(c)  6/30/01(c)   6/30/02(c)  6/30/01(c)
                                                    Class A     Class A      Class B     Class B
                                                   ---------- ----------    ---------- ----------
Net asset value, beginning of period                $  7.50    $ 10.00       $  7.45    $ 10.00
                                                    -------    -------       -------    -------
Loss from investment operations:
Net investment loss                                   (0.12)     (0.13)        (0.16)     (0.16)
Net realized and unrealized loss on investments       (3.49)     (2.37)        (3.46)     (2.39)
                                                    -------    -------       -------    -------
Total from investment operations                      (3.61)     (2.50)        (3.62)     (2.55)
                                                    -------    -------       -------    -------
Net asset value, end of period                      $  3.89    $  7.50       $  3.83    $  7.45
                                                    =======    =======       =======    =======
Total return (b)                                     (48.13)%   (25.00)%      (48.66)%   (25.50)%
                                                    =======    =======       =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 3,045    $ 5,425       $ 4,568    $ 7,748
Ratio of operating expenses to average net assets      2.25%      3.21%(d)      3.00%      3.96%(d)
Ratio of net investment loss to average net assets    (2.17)%    (2.74)%(d)    (2.92)%    (3.49)%(d)
Portfolio turnover rate                                  57%        26%           57%        26%
Ratio of operating expenses to average net assets
 without expense waivers and reimbursements            2.68%      3.21%(d)      3.43%      3.96%(d)

--------------------------------------------------------------------------------

(a)The Munder Bio(Tech)/2/ Fund Class A Shares and Class B Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

BIO(TECH)/2/ FUND(a)                                  Year       Period        Year       Period
(CLASS II and CLASS Y)                               Ended       Ended        Ended       Ended
                                                   6/30/02(c)  6/30/01(c)   6/30/02(c)  6/30/01(c)
                                                    Class II    Class II     Class Y     Class Y
                                                   ---------- ----------    ---------- ----------
Net asset value, beginning of period                $  7.47    $ 10.00       $  7.53    $ 10.00
                                                    -------    -------       -------    -------
Loss from investment operations:
Net investment loss                                   (0.16)     (0.16)        (0.11)     (0.11)
Net realized and unrealized loss on investments       (3.47)     (2.37)        (3.51)     (2.36)
                                                    -------    -------       -------    -------
Total from investment operations                      (3.63)     (2.53)        (3.62)     (2.47)
                                                    -------    -------       -------    -------
Net asset value, end of period                      $  3.84    $  7.47       $  3.91    $  7.53
                                                    =======    =======       =======    =======
Total return (b)                                     (48.66)%   (25.30)%      (48.14)%   (24.70)%
                                                    =======    =======       =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 1,798    $ 3,862       $   852    $ 1,778
Ratio of operating expenses to average net assets      3.00%      3.96%(d)      2.00%      2.96%(d)
Ratio of net investment loss to average net assets    (2.92)%    (3.49)%(d)    (1.92)%    (2.49)%(d)
Portfolio turnover rate                                  57%        26%           57%        26%
Ratio of operating expenses to average net assets
 without expense waivers and reimbursements            3.43%      3.96%(d)      2.43%      2.96%(d)

--------------------------------------------------------------------------------

(a)The Munder Bio(Tech)/2/ Fund Class II Shares and Class Y Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                                   Bio(Tech)/2/
                                                                                                      Fund(a)
                                                                                             --------------------
                                                                                               Period       Period
                                                                                               Ended        Ended
                                                                                             6/30/02(c)   6/30/01(c)
                                                                                             ----------  ----------
Net asset value, beginning of period........................................................  $  7.52     $ 10.00
                                                                                              -------     -------
Loss from investment operations:
Net investment loss.........................................................................    (0.13)      (0.12)
Net realized and unrealized loss on investments.............................................    (3.49)      (2.36)
                                                                                              -------     -------
Total from investment operations............................................................    (3.62)      (2.48)
                                                                                              -------     -------
Net asset value, end of period..............................................................  $  3.90     $  7.52
                                                                                              =======     =======
Total return(b).............................................................................   (48.21)%    (24.80)%
                                                                                              =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)........................................................  $   -- (e)  $    21
Ratio of operating expenses to average net assets...........................................     2.25%       3.22%(d)
Ratio of net investment loss to average net assets..........................................    (2.17)%     (2.75)%(d)
Portfolio turnover rate.....................................................................       57%         26%
Ratio of operating expenses to average net assets without expense reimbursements and waivers     2.68%       3.22%(d)

--------------------------------------------------------------------------------
(a)The Munder Bio(Tech)/2/ Fund Class K Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average share method.
(d)Annualized.
(e)Net assets at end of period were less than $1,000.

HEALTHCARE FUND(a)                             Year       Year        Year       Year       Year
(CLASS A)                                     Ended      Ended       Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class A    Class A     Class A    Class A    Class A
                                            ---------- ----------  ---------- ---------- ----------
Net asset value, beginning of period         $ 25.31    $  28.35    $ 10.46    $ 11.82     $10.89
                                             -------    --------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.32)      (0.35)     (0.22)     (0.13)     (0.15)
Net realized and unrealized gain/(loss) on
 investments                                   (8.88)      (1.93)     18.11      (1.13)      1.08
                                             -------    --------    -------    -------     ------
Total from investment operations               (9.20)      (2.28)     17.89      (1.26)      0.93
                                             -------    --------    -------    -------     ------
Less distributions:
Distributions from net realized gains             --       (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                            --       (0.21)        --      (0.02)        --
                                             -------    --------    -------    -------     ------
Total distributions                               --       (0.76)        --      (0.10)        --
                                             -------    --------    -------    -------     ------
Net asset value, end of period               $ 16.11    $  25.31    $ 28.35    $ 10.46     $11.82
                                             =======    ========    =======    =======     ======
Total return (b)                              (36.28)%     (8.38)%   171.03%    (10.69)%     8.54%
                                             =======    ========    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $81,129    $167,514    $79,441    $ 3,382     $4,984
Ratio of operating expenses to average net
 assets                                         1.63%       1.55%      1.61%      1.61%      1.62%
Ratio of net investment loss to average net
 assets                                        (1.54)%     (1.28)%    (1.01)%    (1.27)%    (1.20)%
Portfolio turnover rate                           38%         45%        60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                 1.72%       1.55%      1.63%      1.92%      2.40%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class A Shares commenced operations on February 14, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                             Year        Year        Year        Year       Year
(CLASS B)                                     Ended       Ended       Ended       Ended      Ended
                                            6/30/02(c)  6/30/01(c)  6/30/00(c)  6/30/99(c) 6/30/98(c)
                                             Class B     Class B     Class B     Class B    Class B
                                            ----------  ----------  ----------  ---------- ----------
Net asset value, beginning of period         $  24.48   $  27.64     $  10.27    $ 11.69     $10.85
                                             --------    --------    --------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                             (0.45)     (0.53)       (0.37)     (0.21)     (0.23)
Net realized and unrealized gain/(loss) on
 investments                                    (8.56)     (1.87)       17.74      (1.11)      1.07
                                             --------    --------    --------    -------     ------
Total from investment operations                (9.01)     (2.40)       17.37      (1.32)      0.84
                                             --------    --------    --------    -------     ------
Less distributions:
Distributions from net realized gains              --      (0.55)          --      (0.08)        --
Distributions in excess of net realized
 gains                                             --       (0.21)         --      (0.02)        --
                                             --------    --------    --------    -------     ------
Total distributions                                --       (0.76)         --      (0.10)        --
                                             --------    --------    --------    -------     ------
Net asset value, end of period               $  15.47   $  24.48     $  27.64    $ 10.27     $11.69
                                             ========    ========    ========    =======     ======
Total return (b)                               (36.78)%    (9.04)%     169.13%    (11.40)%     7.83%
                                             ========    ========    ========    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $119,253    $224,080.   $102,859    $ 6,682     $8,664
Ratio of operating expenses to average net
 assets                                          2.38%      2.30%        2.36%      2.36%      2.37%
Ratio of net investment loss to average net
 assets                                         (2.29)%    (2.03)%      (1.75)%    (2.02)%    (1.95)%
Portfolio turnover rate                            38%        45%          60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                  2.47%      2.30%        2.38%      2.67%      3.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class B Shares commenced operations on January 31, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                             Year       Year        Year       Year       Year
(CLASS C)                                     Ended      Ended       Ended      Ended      Ended
                                            6/30/02(c) 6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c)
                                             Class C    Class C     Class C    Class C    Class C
                                            ---------- ----------  ---------- ---------- ----------
Net asset value, beginning of period         $ 24.46    $  27.62    $ 10.27    $ 11.69     $10.86
                                             -------    --------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment loss                            (0.45)      (0.53)     (0.40)     (0.21)     (0.23)
Net realized and unrealized gain/(loss) on
 investments                                   (8.56)      (1.87)     17.75      (1.11)      1.06
                                             -------    --------    -------    -------     ------
Total from investment operations               (9.01)      (2.40)     17.35      (1.32)      0.83
                                             -------    --------    -------    -------     ------
Less distributions:
Distributions from net realized gains             --       (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                            --       (0.21)        --      (0.02)        --
                                             -------    --------    -------    -------     ------
Total distributions                               --       (0.76)        --      (0.10)        --
                                             -------    --------    -------    -------     ------
Net asset value, end of period               $ 15.45    $  24.46    $ 27.62    $ 10.27     $11.69
                                             =======    ========    =======    =======     ======
Total return (b)                              (36.77)%     (9.05)%   168.94%    (11.40)%     7.73%
                                             =======    ========    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)         $61,925    $122,087    $77,156    $ 1,652     $3,378
Ratio of operating expenses to average net
 assets                                         2.38%       2.30%      2.36%      2.36%      2.37%
Ratio of net investment loss to average net
 assets                                        (2.29)%     (2.03)%    (1.75)%    (2.02)%    (1.95)%
Portfolio turnover rate                           38%         45%        60%        49%        47%
Ratio of operating expenses to average net
 assets without expense waivers and
 reimbursements                                 2.47%       2.30%      2.38%      2.67%      3.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class C Shares commenced operations on January 13, 1997.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                    Healthcare Fund(a)
                                                                  ----------------------------------------------------
                                                                     Year       Year       Year       Year       Year
                                                                    Ended      Ended      Ended      Ended      Ended
                                                                  6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                                                  ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period.............................  $ 25.29     $28.31    $ 10.44    $ 11.80     $10.89
                                                                   -------     ------    -------    -------     ------
Income/(Loss) from investment operations:
Net investment loss..............................................    (0.32)     (0.34)     (0.19)     (0.13)     (0.14)
Net realized and unrealized gain/(loss) on investments...........    (8.88)     (1.92)     18.06      (1.13)      1.05
                                                                   -------     ------    -------    -------     ------
Total from investment operations.................................    (9.20)     (2.26)     17.87      (1.26)      0.91
                                                                   -------     ------    -------    -------     ------
Less distributions:
Distributions from net realized gains............................       --      (0.55)        --      (0.08)        --
Distributions in excess of net realized gains....................       --      (0.21)        --      (0.02)        --
                                                                   -------     ------    -------    -------     ------
Total distributions..............................................       --      (0.76)        --      (0.10)        --
                                                                   -------     ------    -------    -------     ------
Net asset value, end of period...................................  $ 16.09     $25.29    $ 28.31    $ 10.44     $11.80
                                                                   =======     ======    =======    =======     ======
Total return(b)..................................................   (36.35)%    (8.32)%   170.91%    (10.70)%     8.45%
                                                                   =======     ======    =======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................  $   437     $  990    $   387    $    60     $  163
Ratio of operating expenses to average net assets................     1.63%      1.55%      1.61%      1.61%      1.62%
Ratio of net investment loss to average net assets...............    (1.54)%    (1.28)%    (1.01)%    (1.27)%    (1.21)%
Portfolio turnover rate..........................................       38%        45%        60%        49%        47%
Ratio of operating expenses to average net assets without expense
 waivers and reimbursements......................................     1.72%      1.55%      1.63%      1.92%      2.40%

--------------------------------------------------------------------------------
(a)The Munder Healthcare Fund (formerly Munder Framlington Healthcare Fund) Class K Shares commenced operations on April 1, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

HEALTHCARE FUND(a)                            Year       Year       Year       Year       Year
(CLASS Y)                                    Ended      Ended      Ended      Ended      Ended
                                           6/30/02(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c)
                                            Class Y    Class Y    Class Y    Class Y    Class Y
                                           ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period        $ 25.57     $28.56    $ 10.50    $ 11.84     $10.89

                                            -------     ------    -------    -------     ------
Income/(Loss) from investment
 operations:
Net investment income loss                    (0.27)     (0.29)     (0.13)     (0.11)     (0.11)
Net realized and unrealized gain/(loss) on
 investments                                  (8.98)     (1.94)     18.19      (1.13)      1.06

                                            -------     ------    -------    -------     ------
Total from investment operations              (9.25)     (2.23)     18.06      (1.24)      0.95

                                            -------     ------    -------    -------     ------
Less distributions:
Distributions from net realized gains            --      (0.55)        --      (0.08)        --
Distributions in excess of net realized
 gains                                           --      (0.21)        --      (0.02)        --

                                            -------     ------    -------    -------     ------
Total distributions                              --      (0.76)        --      (0.10)        --

                                            -------     ------    -------    -------     ------
Net asset value, end of period              $ 16.32     $25.57    $ 28.56    $ 10.50     $11.84

                                            =======     ======    =======    =======     ======
Total return (b)                             (36.15)%    (8.14)%   171.74%    (10.42)%     8.72%

                                            =======     ======    =======    =======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)        $ 5,997     $9,640    $15,989    $ 5,303     $5,458
Ratio of operating expenses to average
 net assets                                    1.38%      1.30%      1.36%      1.36%      1.37%
Ratio of net investment loss to average
 net assets                                   (1.29)%    (1.03)%    (0.76)%    (1.03)%    (0.95)%
Portfolio turnover rate                          38%        45%        60%        49%        47%
Ratio of operating expenses to average
 net assets without expense waivers and
 reimbursements                                1.47%      1.30%      1.38%      1.67%      2.15%

--------------------------------------------------------------------------------

(a)The Munder Healthcare Fund (formerly known as Munder Framlington Healthcare
   Fund) Class Y Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

Purchasing Shares

You may purchase Class A and Class II shares of the Funds at the net asset value ("NAV") next determined after we receive your purchase order in proper form, plus any applicable sales charge. Please see "Summary Comparison of Fees and Expenses" for information about sales charges.

You may purchase Class B, Class C, Class K or Class Y shares of the Funds at the NAV next determined after we receive your purchase order in proper form.

Class Y shares are only available for purchase by limited types of investors. Please see "Policies and Procedures for Your Investment" regarding eligibility requirements.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Funds, including minimum investment requirements and available sales charge waivers and reductions. Please see "Policies and Procedures for Your Investment."

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

For information regarding policies and procedures associated with exchanging shares, please see "Policies and Procedures for Your Investment."

Redeeming Shares

You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see "Policies and Procedures for Your Investment."

Share Class Selection

The Funds offer Class A, Class B, Class C or Class II, Class K and Class Y shares. Class K shares and Class Y shares are only available to limited types of investors.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees (See "How to Purchase, Sell and Exchange Shares--Distribution and Service Fees--12b-1 Fees"), and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares (See "How to Purchase, Sell and Exchange Shares--Applicable Sales Charge").

     Class A Shares
     - Front-end sales charge. There are several ways to reduce these sale charges.
     -    Lower annual expenses than Class B, Class C and Class II shares.

     Class B Shares
     - No front-end sales charge. All your money goes to work for you right away.
     - A CDSC on shares you sell within six years of purchase. The CDSC may be waived for certain redemptions.
     -    Higher annual expenses than Class A shares.
     - Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.
     -    Cannot be used for investments over $250,000.

     Class C Shares
     - No front-end sales charge. All your money goes to work for you right away.
     -    A CDSC on shares you sell within one year of purchase.
     -    Higher annual expenses than Class A shares.
     -    Shares do not convert to another class.

     Class II Shares
     -    Front-end sales charge.
     -    A CDSC on shares you sell within eighteen months of purchase.
     -    Higher annual expenses than Class A shares.
     -    Shares do not convert to another class.

     Class K Shares
     Eligible Investors Only
     - No front-end sales charge. All your money goes to work for you right away.
     -    Lower annual expenses than Class B, Class C and Class II shares.

     Class Y Shares
     Eligible Investors Only
     - No front-end sales charge. All your money goes to work for you right away.
     -    Lower annual expenses than all other share classes.

Applicable Sales Charge

Front-End Sales Charge--Class A Shares
You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                         Sales Charge as a Percentage of
                                         -------------------------------
                                                                               Dealer Reallowance as a
                                           Your                                       Percentage
             Amount of Purchase         Investment        Net Asset Value           of Offer Price
             ------------------         ----------        ---------------      -----------------------
Less than $25,000                          5.50%               5.82%                      5.00%
$25,000 but less than $50,000              5.25%               5.54%                      4.75%
$50,000 but less than $100,000             4.50%               4.71%                      4.00%
$100,000 but less than $250,000            3.50%               3.63%                      3.25%
$250,000 but less than $500,000            2.50%               2.56%                      2.25%
$500,000 but less than $1,000,000          1.50%               1.52%                      1.25%
$1,000,000 or more                         None*               None*                  (see below)**

-----------------
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of $1 million or more.

You may be eligible for a waiver or all or part of the front-end sales charge on Class A shares. Please see "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment--CDSC Waivers."

Front-End Sales Charge--Class II Shares
You can purchase Class II shares at the NAV, plus an initial sales charge. The current sales charge rate and commissions paid to selected dealers are as follows:

               Sales Charge as a Percentage of             Dealer Reallowance as
               -------------------------------                a Percentage of
             Your Investment           Net Asset Value       the Offering Price
           ----------------------------------------------    ------------------
                  1.00%                     1.01%                  1.00%
CDSCs
You pay a CDSC when you redeem:

     - Class A shares purchased within one year of redemption as a part of an investment of $1 million or more;
     -    Class B shares within six years of buying them;
     -    Class C shares within one year of buying them; or
     -    Class II shares within eighteen months of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B, Class C or Class II shares of the Fund you are redeeming.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

                    Year Since
                    Purchase[d]                                       CDSC
                    -----------                                       ----
                    First                                             5.00%
                    Second                                            4.00%
                    Third                                             3.00%
                    Fourth                                            3.00%
                    Fifth                                             2.00%
                    Sixth                                             1.00%
                    Seventh and thereafter                            0.00%

If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares, Class C shares and Class II shares, the Funds' distributor pays sales commissions of 4.00%, 1.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares, Class C shares and Class II shares.

The CDSC on Class B, Class C or Class II shares may be waived under certain circumstances.

Policies and Procedures for Your Investment

Purchase Information

Who May Purchase Shares
All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.

Only the following investors may purchase Class Y shares:

     -    fiduciary and discretionary accounts of institutions;
     - institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
     - directors, trustees, officers and employees of the Munder Funds, MCM and the Funds' distributor;
     -    MCM's investment advisory clients; and
     -    family members of employees of MCM.

Ineligible investors who select Class Y shares will be issued Class A shares.

Methods for Purchasing Shares
Investors may purchase Class A, Class B, Class II and Class Y shares through one of the following means:

Through a Broker, Financial Advisor and/or Financial Institution. Any broker, financial advisor or financial institution authorized by the Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail. For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

                  The Munder Funds
                  P.O. Box 9701
                  Providence, RI 02940

         or by overnight delivery to:

                  The Munder Funds
                  4400 Computer Drive
                  Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified or you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire. For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

                  Wire instructions
                  Bank ABA/Routing #:  011001234
                  Bank Account Number:  167983
                  Bank Account Name:  The Munder Funds
                  RFB:  (Fund Name and Class)
                  OBI:  (Your Name and Acct#)

You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer. For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above on an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through Automatic Investment Plan ("AIP"). Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Investors may purchase Class K shares through selected banks or other financial institutions. Please note that financial institutions may charge you fees for their services. Confirmation of share purchases will be sent to the financial institution involved.

Policies for Purchasing Shares
Investment minimums for Class A, B, C and II Shares. The minimum initial investment for Class A, Class B, Class C, and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts ("IRAs"), Education Savings Accounts

(ESAs), 403(b), Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan ("AIP"), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

Investment minimums for Class Y Shares. The minimum initial investment for Class Y shares by fiduciary and discretionary accounts of institutions and by institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments. We reserve the right to waive any investment minimum.

Investment minimums for Class K Shares. There is no minimum initial or subsequent investment for Class K shares.

Accounts below minimums. If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable CDSC on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We reserve the right, upon 30 days' advance written notice, to redeem your Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares if its value is below $2,500.

Timing of orders. Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

Sales Charge Waivers and Reductions--Class A Shares
We will waive the initial sales charge on Class A shares for the following types of purchasers:

     1.   individuals with an investment account or relationship with MCM;

     2. full-time employees and retired employees of MCM or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

     3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

     4. certain qualified employee benefit plans and employer sponsored retirement plans;

     5. individuals who reinvest distributions from a qualified retirement plan managed by MCM;

     6. individuals who reinvest the proceeds of redemptions from Class Y shares of another Munder Fund, within 60 days of redemption;

     7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

     8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation. You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

Redemption Information

Methods for Redeeming Shares
Shareholders may redeem Class A, Class B, Class C, Class II and Class Y shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution. Contact your broker, financial advisor or financial institution for more information.

By Mail. You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners of the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

                    The Munder Funds
                    P.O. Box 9701
                    Providence, RI 02940

         or by overnight delivery to:

                    The Munder Funds
                    4400 Computer Drive
                    Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone. If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you may make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price. You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet. If you established an internet Personal Identification Number
(PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through Systematic Withdrawal Plan ("SWP"). If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

You may redeem Class K shares through your bank or other financial institution.

Policies for Redeeming Shares
Policies for redeeming Class A, Class B, Class C, Class II and Class Y Shares are set forth below.

Where Proceeds are Sent. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling
(800) 438-5789.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee. If you redeem Class A, Class B, Class C or Class II shares of certain Funds (see "Summary--Summary Comparison of Fees and Expenses") within 60 days of purchase, you will incur a 2% short-term trading fee (in addition to any other applicable CDSC) upon redemption based on net assets at the time of redemption. The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Fund you redeem to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders. We reserve the right to waive the short-term trading fee in certain limited circumstances.

Medallion Signature Guarantee. For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II shares redemption requests:

     -    redemption proceeds greater than $50,000;
     - redemption proceeds not being made payable to the record owner of the account;
     - redemption proceeds not being mailed to the address of record on the account;
     - redemption proceeds being mailed to an address of record that has changed within the last 30 days;
     - if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
     -    change in ownership or registration of the account; or
     -    changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

Accounts Held Through Institutions. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemptions Difficulties. During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

CDSC Waivers. We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

     - redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;
     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
     - (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Fund's Statement of Additional Information or call (800) 438-5789 for more details.

Class K shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Exchange Information

Methods for Exchanging Shares
Shareholders may exchange Class A, Class B, Class C, Class II and Class Y shares through one of the following means:

Through a Broker, Financial Advisor or Financial Institution. Contact your broker, financial advisor or other financial institution for more information.

By Mail. You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners of the account exactly as the appear in the registration. All exchange requests should be sent to:

          The Munder Funds
          P.O. Box 9701
          Providence, RI 02940

     or by overnight delivery to:

          The Munder Funds
          4400 Computer Drive
          Westborough, MA 01581

By Telephone. If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

By Internet. If you established an internet Personal Identification Number
(PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

Policies for Exchanging Shares
Policies for exchanging Class A, Class B, Class C, Class II and Class Y shares are set forth below.

     - You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

     - You may exchange Class C or Class II shares of a Fund for Class C or Class II shares of other Munder Funds based on their relative NAVs.

     - Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase or one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

     - Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

     - You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

     - If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

     - A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

     - Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

     - The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

     - Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

     - We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Additional Policies for Purchases, Exchanges and Redemptions
All Share Classes

     - We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

     - We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

     - At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

     - We may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

     -    To limit the Funds' expenses, we no longer issue share certificates.

     -    We may temporarily stop redeeming shares if:

          (i)   the NYSE is closed;

          (ii)  trading on the NYSE is restricted;

          (iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

          (iv)  if the SEC orders the Fund to suspend redemptions.

     - We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

     - Normally, we send redemption amounts to you on the next business day after we receive your request in proper form. Same day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time.

          We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

Class A, Class B, Class C, Class II and Class Y shares

     - If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

Class K shares

     - Your account activity will be detailed in your financial institutions statement sent to you. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

Shareholder Privileges
Reinstatement Privilege. For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in shares of Class A shares of any Munder Fund at NAV (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

Distribution and Service Fees

12b-1 Fees and Service Fees
The Funds have adopted a distribution and service plan ("Plan") under Rule 12b-1 of the 1940 Act with respect to Class A, Class B, Class C and Class II shares but not with respect to Class K shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B, Class C and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B, Class C and Class II shares to finance activities relating to the distribution of its shares.

With respect to the Class K shares, each Fund may pay fees for services provided to shareholders. The Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services.

Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Other Information

In addition to paying 12b-1 fees or service fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders. Please note that Comerica Bank, an affiliate of MCM, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Valuing of Fund Shares

Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors/Trustees for the Funds to fair value each Fund's securities contemplate that MCM will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors/Trustees of the Funds at the next regularly scheduled quarterly meeting of the Boards.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors/Trustees determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If MCM believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Board of Directors. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

Distributions

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

Both the Bio(Tech)/2/ Fund and the Healthcare Fund declare and pay dividend distributions, if any, at least annually and distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Funds by calling (800) 438-5789.

Federal Tax Consequences

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information, which is available to you upon request. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales or Exchanges

If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

Other Considerations
If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution. If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

              INFORMATION ABOUT MANAGEMENT OF THE BIO(TECH)/2/ FUND
                             AND THE HEALTHCARE FUND

Investment Advisor

The current investment advisor of both the Bio(Tech)/2/ Fund and the Healthcare Fund is Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited, an affiliate of MCM, serves as sub-advisor to both the Bio(Tech)/2/ Fund and the Healthcare Fund.

MCM provides overall investment management for to each of the Funds and provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2002, the Bio(Tech)/2/ Fund and the Healthcare Fund paid advisory fees at an annual rate of 1.25% and 0.91%, respectively, of their average daily net assets.

Portfolio Managers

A team of professional portfolio managers employed by the Sub-Advisor makes investment decisions for the Healthcare Fund. The same team of professional portfolio managers employed by the Sub-Advisor makes investment decisions for the Bio(Tech)/2/ Fund.

         COMPARISON OF MUNDER SERIES TRUST, FRAMLINGTON AND THE COMPANY

The Company is a Maryland corporation governed by its own Articles of Incorporation, By-Laws and a Board of Directors. Framlington is a Massachusetts business trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The Munder Series Trust is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of the Munder Series Trust, Framlington and the Company are also governed by applicable state and Federal law.

Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of the Munder Series Trust, the Trustees of the Munder Series Trust will have more flexibility than Directors/Trustees of the Company and Framlington, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Munder Series Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Munder Series Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Munder Series Trust to take certain actions, for example, establishing new investment series of the Munder Series Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Directors' existing fiduciary obligations to act with due care and in the interest of the Bio(Tech)/2/ Fund and the Healthcare Fund and their shareholders will not be affected by the Reorganization or the redomiciliation of the Healthcare Fund as a series of Munder Series Trust currently being proposed to shareholders of the Healthcare Fund.

Shareholder Liability

     Munder Series Trust
     The Declaration of Trust of the Munder Series Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Munder Series Trust, the New Fund or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. Furthermore, the Declaration of Trust provides for indemnification against all loss and expense arising from any claim or demand against any shareholder who is held personally liable solely by reason of a claim or demand relating to being a shareholder, and not because of the shareholder's acts or omissions. The Munder Series Trust may, at its option, assume the defense of any such claim made against a shareholder. Neither the Munder Series Trust nor the applicable series will be responsible, however, for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Munder Series Trust.

     The Company
     The Company is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

     Framlington
     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Framlington Declaration of Trust states that shareholders will not be subject to any personal liability in connection with the assets of the trust for the acts or obligations of the trust. The Declaration of Trust provides for indemnification out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of Framlington solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and (2)(i) a contractual disclaimer is found to be inadequate, and
     (ii) and the Fund itself would be unable to meet its obligations.

Liquidation or Dissolution

Generally, in the event of the liquidation or dissolution of a series of the Company, Framlington or Munder Series Trust, the shareholders of that series are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to that series. The assets so distributed to shareholders of series would be distributed among the shareholders in proportion to the number of shares of that series held by them and recorded on the books of that series.

     Munder Series Trust
     The Declaration of Trust of the Munder Series Trust permits a majority of the Trustees to liquidate the Munder Series Trust, or any class or series of the Munder Series Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

     The Company
     Maryland law requires shareholder approval of a dissolution of the Company. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval. Otherwise, the Company may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

     Framlington
     The Declaration of Trust of Framlington permits liquidation of Framlington, or any class or series of Framlington, without submitting the matter for shareholder approval, upon the approval of a majority of the respective Trustees.

Liability of Directors/Trustees

     Munder Series Trust
     Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the Munder Series Trust or a beneficial owner for any act, omission or obligation of the Munder Series Trust or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in the Munder Series Trust's registration statement will not be subject to any greater duty of care in discharging such Trustee's duties and responsibilities by virtue of such designation than a Trustee who has not been so designated.

     The Company
     The Articles of Incorporation of the Company provide that, except as otherwise provided by Maryland law and the 1940 Act, a Director is not liable to the Company or its shareholders for money damages. The Articles of Incorporation also provide that the corporation will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

     Framlington
     Absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of a Trustee acting in the capacity of such office, Framlington's Declaration of Trust provides that no Trustee will be liable to the Trust, any shareholder, Trustee, officer, employee or agent thereof for any action or failure to act. The Declaration of Trust further provides that Framlington will indemnify any Trustee to the fullest extent possible under applicable law.

Rights of Inspection

     Munder Series Trust
     Shareholders shall have the right to inspect the Munder Series Trust's accounts, books or documents only to the extent such right is conferred by the Trustees or by resolution of the shareholders.

     The Company
     Except as required by Maryland law, shareholders of the Company have only such right to inspect the Company's records, documents, accounts and books as may be granted by the Directors. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of the Bio(Tech)/2/ Fund for at least six months may, on written request, inspect the books of account and stock ledger of the Bio(Tech)/2/ Fund.

     Framlington
     Shareholders of Framlington generally have the right to inspect the records, accounts and books of the Trust, as such right is permitted to shareholders of a Massachusetts business trust under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

Shareholder Meetings

Neither the Munder Series Trust, the Company, nor Framlington is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by individual series; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

     Munder Series Trust
     The By-Laws for the Munder Series Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Munder Series Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

     The Company
     A special meeting of shareholders of a series may be called upon the written request of holders of not less than 10% of that series' then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

     Framlington
     A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund's outstanding securities entitled to vote. Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing a majority of the shares.

Reorganization/Combination Transactions

     Munder Series Trust
     Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a series or the entire Munder Series Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

     The Company and Framlington
     A majority of the outstanding shares of a series must approve a merger of that series with another business organization, or the sale or exchange of all or substantially all of the property of that series.

Amendment of Charter Document

     Munder Series Trust
     The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

     The Company
     The Articles of Incorporation provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast. However, the Company's Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

     Framlington
     Generally, the Framlington Declaration of Trust may only be amended by the affirmative vote of the majority of shareholders. However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

Derivative and Class Actions

     Munder Series Trust
     Shareholders of the Munder Series Trust or any series thereof may not bring a derivative action to enforce the right of the Munder Series Trust or that series unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Munder Series Trust or the series, as applicable, join in bringing the derivative action. A shareholder of a particular series is not entitled to participate in a derivative action on behalf of any other series of the Munder Series Trust.

     The Company
     Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

     Framlington
     Under the Framlington Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of Framlington or its shareholders.

                                      * * *

The foregoing is only a summary of certain characteristics of the operations of the Munder Series Trust, the Company, and Framlington and their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each entity for a more thorough description.

                        ADDITIONAL INFORMATION ABOUT THE
                    Bio(Tech)/2/ FUND AND THE HEALTHCARE FUND

Information about the Bio(Tech)/2/ Fund and the Healthcare Fund is included in
(i) the Prospectus of the Bio(Tech)/2/ Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002, as supplemented on February ___, 2003;
(ii) the Prospectus of the Healthcare Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002, as supplemented on February __, 2003; (iii) the Prospectus for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated October 31, 2002, as supplemented on February __, 2003; (iv) the Statement of Additional Information for the Bio(Tech)/2/ Fund and the Healthcare Fund dated October 31, 2002; (v) the Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class A, Class B, Class II and Class Y shares) dated June 30, 2002; (vi) the Semi-Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class A, Class B, Class II and Class Y shares) dated December 31, 2002; (vii) the Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated June 30, 2002; and (viii) the Semi-Annual Report for the Bio(Tech)/2/ Fund and the Healthcare Fund (Class K shares) dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Bio(Tech)/2/ Fund or the Healthcare Fund at the telephone number or by writing to the Funds at the address listed for the Funds on the cover page of this Proxy Statement/Prospectus.

Both the Bio(Tech)/2/ Fund and the Healthcare Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Bio(Tech)/2/ Fund on or about March ____, 2003. Only shareholders of record as of the close of business on the Record Date, February ___, 2003, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the election of directors, FOR the proposed Reorganization and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by MCM. MCM has also retained ________ ("_____") to provide proxy solicitation services in connection with the Meeting at an estimated cost of $______. In addition, MCM may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by MCM.

As the meeting date approaches, shareholders of the Bio(Tech)/2/ Fund may receive a call from a representative of MCM or _____ if the Fund has not yet received its vote. Authorization to permit MCM or ____to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Bio(Tech)/2/ Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Bio(Tech)/2/ Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the MCM or ______representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

If the shareholder information solicited agrees with the information provided to MCM or ____ by the Bio(Tech)/2/ Fund, the MCM or ____representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The MCM or ____ representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. MCM or _____ will record the shareholder's instructions on the card. Within 72 hours, MCM or _____ will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call MCM or _____ immediately if the shareholder's instructions are not correctly reflected in the confirmation.

Quorum

The holders of one-third of the shares of the Bio(Tech)/2/ Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

Vote Required

Election of the Nominees for Directors of the Company must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Bio(Tech)/2/ Fund, with all classes voting together and not by class. Shareholders of the Bio(Tech)/2/ Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker "Non-Votes"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 2, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

Adjournments

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Share Information

The chart below lists the number of shares of each class of the Bio(Tech)/2/ Fund that were outstanding as of the close of business on the Record Date:

                              Shares Outstanding on Record Date
     --------------------------------------------------------------------
         Class                         Bio(Tech)/2/ Fund
         -----                         -----------------
     --------------------------------------------------------------------
     Class A
     --------------------------------------------------------------------
     Class B
     --------------------------------------------------------------------
     Class II
     --------------------------------------------------------------------
     Class K
     --------------------------------------------------------------------
     Class Y
     --------------------------------------------------------------------

On February ___, 2003, to the knowledge of the Company, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Funds:

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                          Name and Address      Type of          Percentage of
     Name of Fund             of Owner         Ownership              Fund
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                          Name and Address      Type of          Percentage of
     Name of Fund             of Owner         Ownership              Fund
--------------------------------------------------------------------------------

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[The Company has been advised by Comerica Bank, an affiliate of MCM, and Munder Fund of Funds, for which MCM serves as investment adviser, that each intends to vote the shares of the Bio(Tech)/2/ Fund and the Healthcare Fund over which it has voting power FOR and AGAINST each proposal at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST that proposal by other shareholders of the Bio(Tech)/2/ Fund and the Healthcare Fund, respectively. Comerica Bank's economic interest in such shares, which are primarily held for the benefit of its customers, is less than 1%.]

[As of the Record Date, the officers and Directors of the Company beneficially owned as a group _______ shares of the Bio(Tech)/2/ Fund, or approximately _____% of the outstanding voting securities of the Fund. As of the Record Date, the officers and Directors of the Company beneficially owned as a group _______ shares of the Healthcare Fund, or approximately ____% of the outstanding voting securities of the Fund.]

The votes of the shareholders of the Healthcare Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

                                  LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Healthcare Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

THE DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE BIO(TECH)2 FUND TO THE HEALTHCARE FUND, THE TERMINATION OF THE BIO(TECH)2 FUND AND THE DISTRIBUTION OF SHARES OF THE HEALTHCARE FUND TO SHAREHOLDERS OF THE BIO(TECH)2 FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

                                    EXHIBIT A

                             THE MUNDER FUNDS, INC.
                       THE MUNDER FRAMLINGTON FUNDS TRUST

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _______, 2003, by and between The Munder Framlington Funds Trust, a Massachusetts business trust ("Munder Framlington"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Healthcare Fund ("Acquiring Fund"), a separate series of Munder Framlington, and The Munder Funds, Inc., a Maryland corporation ("Company"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Bio(Tech)/2/ Fund ("Acquired Fund"), a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class K and Class Y shares of beneficial interest ($0.001 par value per share) of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of Munder Framlington have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B, Class II,

Class K and Class Y, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be so credited to Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

     1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of a Class A, Class B, Class C, Class K and Class Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by Munder Framlington's Board of Trustees.

     2.3. The number of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class II, Class K and Class Y of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for the Acquired Fund and the Acquiring Fund and shall be subject to confirmation by each Fund's administrator and independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be ____, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Munder Framlington or at such other place as the parties may agree.

     3.2. The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to Munder Framlington, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

     3.3. The Company shall direct PFPC, Inc., in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to Munder Framlington at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class II, Class K and Class Y shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph
1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company and the Board of Trustees of Munder Framlington, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to Munder Framlington as follows:

          (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Munder Framlington, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

          (k) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

          (o) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (p) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (q) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Munder Framlington, Munder Framlington, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

          (a) The Acquiring Fund is duly organized as a series of Munder Framlington, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with power under Munder Framlington's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) Munder Framlington is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state anymaterial fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

       (e) On the Closing Date, Munder Framlington, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

       (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Munder Framlington's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Munder Framlington, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Munder Framlington, on behalf of the Acquiring Fund, is a party or by which it is bound;

       (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Munder Framlington, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Munder Framlington, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

       (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

       (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquiring Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquired Fund) present or will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

       (j) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (j), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

       (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date

(including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

       (m) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Munder Framlington and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

       (n) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of Munder Framlington, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Munder Framlington, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (o) The Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

       (p) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

       (q) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(q)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8. The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Munder Framlington, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Munder Framlington's, on behalf of the Acquiring Fund's, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by Munder Framlington, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of Munder Framlington, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. Munder Framlington, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of Munder Framlington, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

     6.3. Munder Framlington, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Munder Framlington, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Munder Framlington, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Munder Framlington's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Munder Framlington and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Munder Framlington shall reasonably request;

     7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or Munder Framlington, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Company nor Munder Framlington may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's or Munder Framlington's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or Munder Framlington to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company and Munder Framlington. Notwithstanding anything herein to the contrary, neither the Company nor Munder Framlington may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. Munder Framlington, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Company, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. Munder Framlington, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the proposed Reorganization will be borne solely by Munder Capital Management and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Company and Munder Framlington agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors or Munder Framlington's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and Munder Framlington; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued to the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company and Munder Framlington, 480 Pierce Street, Birmingham, MI 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.

15.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                    THE MUNDER FUNDS, INC., on behalf of its MUNDER BIO(TECH)/2/ FUND


                                    By: _______________________________
                                    Title:______________________________

                                    THE MUNDER FRAMLINGTON FUNDS TRUST,
                                    on behalf of its MUNDER HEALTHCARE FUND


                                    By: _______________________________
                                    Title:______________________________

                                     PART B

                       THE MUNDER FRAMLINGTON FUNDS TRUST

                             Munder Healthcare Fund

 ------------------------------------------------------------------------------

                       Statement of Additional Information

                                 ________, 2003

 ------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of           By and in Exchange for Shares of
Munder Bio(Tech)/2/ Fund                               Munder Healthcare Fund
("Bio(Tech)/2/ Fund")                                  ("Healthcare Fund")
(a series of The Munder Funds, Inc.)                   (a series of The Munder Framlington Funds Trust)
480 Pierce Street, Birmingham, MI 48009                480 Pierce Street, Birmingham, MI 48009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated ______, 2003, relating specifically to the proposed transfer of all of the assets of the Bio(Tech)/2/ Fund to the Healthcare Fund and the assumption of all the liabilities of the Bio(Tech)/2/ Fund in exchange for shares of the Healthcare Fund having an aggregate value equal to those of the Bio(Tech)/2/ Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to The Munder Funds, Inc., 480 Pierce Street, Birmingham, MI 48009 or call (248) 647-9201. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

     (1) (i) the current Prospectus for the Bio(Tech)/2/ Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001725), as supplemented on February __, 2003 (previously filed on EDGAR, Accession No:
          ________); (ii) the Prospectus for the Healthcare Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001727), as supplemented on February __, 2003 (previously filed on EDGAR, Accession No:
          _______); and (iii) the Prospectus for the Bio(Tech)/2/ Fund and Healthcare Fund (Class K shares) dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001727), as supplemented on February __, 2003 (previously filed on EDGAR, Accession No:
          _______);

     (2) The Statement of Additional Information of The Munder Framlington Funds Trust dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001727)

     (3) Annual Report to Shareholders of The Munder Framlington Funds Trust (Class A, Class B, Class C, Class II and Class Y shares) for the fiscal year ended June 30, 2002 (previously filed on EDGAR, Accession
          No: 0000950124-02-002875);

     (4) Semi-Annual Report to Shareholders of The Munder Framlington Funds Trust (Class A, Class B, Class C, Class II and Class Y shares) for the year ended December 31, 2002 (previously filed on EDGAR, Accession No:
          _____________________);

     (5) Annual Report to Shareholders of The Munder Framlington Funds Trust (Class K shares) for the fiscal year ended June 30, 2002 (previously filed on EDGAR, Accession No.: 0000950124-02-002875); and

     (6) Semi-Annual Report to Shareholders of The Munder Framlington Funds Trust (Class K shares) for the year ended December 31, 2002 (previously filed on EDGAR, Accession No.: ____________________).

                             VOTING ON THE INTERNET

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..    Log on to www.proxyweb.com
..    Enter the control number shown to the left and follow the on-screen instructions
..    Do not return this paper ballot

                                 VOTING BY PHONE

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     instructions
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PROXY CARD                                                            PROXY CARD


THE MUNDER FUNDS, INC.            SPECIAL MEETING OF SHAREHOLDERS April __, 2003
The Munder Bio(Tech)/2/ Fund        This Proxy is Solicited on Behalf of the
                                    Board of Directors.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Munder Bio(Tech)/2/ Fund (Fund) of The Munder Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the (Location to be determined), on ____, April __, 2003 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.





                                       Dated ________________________

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                                       -----------------------------------------
                                       Signature


                                       Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                                                                     Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.   ELECTIONS OF DIRECTOR NOMINEES:                                      FOR           WITHHOLD           WITHHOLDING AUTHORITY
                                                                      all nominees    all nominees    for individual nominees listed

     01) David J. Brophy                  05) TBN                         [_]             [_]                      [_]
     02) Joseph E. Champagne              06) Michael T. Monahan
     03) Thomas D. Eckert                 07) Arthur T. Porter
     04) Charles W. Elliott               08) John Rakolta, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee mark "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

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2.   To approve an Agreement and Plan of Reorganization providing for the                 FOR        AGAINST       ABSTAIN
     acquisition of all of the assets of the Munder Bio(Tech)/2/ Fund by the
     Munder Healthcare Fund and the assumption of all liabilities of the Munder
     Bio(Tech)/2/ Fund by the Munder Healthcare Fund in exchange for shares of
     the Munder Healthcare Fund and the subsequent liquidation of the Munder              [_]          [_]           [_]
     Bio(Tech)/2/ Fund.

3. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.


Please refer to the Proxy Statement for a discussion of this matter.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                       THE MUNDER FRAMLINGTON FUNDS TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on October 31, 2002.

Item 16.   Exhibits

     (1)   (a)  Declaration of Trust is incorporated  herein by reference to
                Pre-Effective Amendment No. 1. to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 19, 1996.

           (b) Certificate of Designation of New Shares and Classification of Shares on behalf of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

           (c) Certificate of Designation of Classification of Shares on behalf of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N--1A filed with the Commission on March 21, 2000.

     (2) Amended and Restated By-Laws, dated May 21, 2002, are incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

     (3)   Not Applicable.

     (4)** Form of Agreement and Plan of Reorganization.

     (5)   Not Applicable.

     (6) (a) Amended and Restated Investment Advisory Agreement, dated May 15, 2001, among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

           (b) Amended and Restated Investment Sub-Advisory Agreement, dated April 1, 2002, among Registrant, The Munder Funds, Inc., Munder Capital Management and Framlington Overseas Management Investment Limited is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

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** Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

     (7) Amended and Restated Combined Distribution Agreement, dated May 15, 2001, among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

     (8)  Not Applicable.

     (9) Master Custodian Agreement, dated September 26, 2001, among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Munder Framlington is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

     (10) (a) Amended and Restated Combined Distribution and Service Plan, dated August 13, 2002, is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

          (b) Amended and Restated Multi-Class Plan is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

     (11) Form of opinion and consent of Dechert regarding legality of issuance of shares and other matters.

     (12) Form of opinion of Dechert regarding tax matters.

     (13) Not Applicable.

     (14) Consent of Independent Auditors to be filed by amendment.

     (15) Not Applicable.

     (16) Powers of Attorney.

Item 17.  Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Birmingham, in the State of Michigan, on the 5/th/ day of February, 2003.

                                              THE MUNDER FRAMLINGTON FUNDS TRUST

                                              By: /s/ James C. Robinson
                                                  ------------------------------
                                                  James C. Robinson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures                                     Title                 Date
----------                                     -----                 ----
         *                                    Trustee                February 5, 2003
---------------------------
 Charles W. Elliott

         *                                    Trustee                February 5, 2003
---------------------------
 Joseph E. Champagne

         *                                    Trustee                February 5, 2003
---------------------------
 Thomas D. Eckert

         *                                    Trustee                February 5, 2003
---------------------------
 John Rakolta, Jr.

         *                                    Trustee                February 5, 2003
---------------------------
 David J. Brophy

         *                                    Trustee                February 5, 2003
---------------------------
 Michael T. Monahan

         *                                    Trustee                February 5, 2003
---------------------------
Arthur T. Porter

/s/ James C. Robinson                        President               February 5, 2003
---------------------------
James C. Robinson                  (Principal Executive Officer)

/s/ Peter K. Hoglund                       Vice President            February 5, 2003
---------------------------
Peter K. Hoglund                   (Principal Financial Officer)

/s/ Cherie N. Ugorowski                       Treasurer              February 5, 2003
---------------------------
Cherie N. Ugorowski                (Principal Accounting Officer)


* By: /s/ Stephen J. Shenkenberg
      --------------------------
      Stephen J. Shenkenberg
      as Attorney-in-Fact

                                INDEX OF EXHIBITS

(11) Form of opinion and consent of Dechert regarding legality of issuance of shares and other matters.

(12)  Form of opinion of Dechert regarding tax matters.

(16)  Powers of Attorney.